                        EL CONQUISTADOR PARTNERSHIP L.P.

                                VENTURE AGREEMENT

                             Dated January 12, 1990






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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT


                               Table of Contents

ARTICLE                                                                    PAGE
-------                                                                    ----
1.   DEFINED TERMS..........................................................  1
     1.01.    Act...........................................................  2
     1.02.    Additional Loans..............................................  2
     1.03.    Additional Projects...........................................  2
     1.04.    Adjusted Capital Account......................................  2
     1.05.    Annual Budgets................................................  2
     1.06.    Appendix......................................................  2
     1.07.    Approved Budgets..............................................  2
     1.08.    Bankruptcy....................................................  2
     1.09.    Basic Management Fee..........................................  3
     1.10.    Call Notice...................................................  3
     1.11.    Capital Accounts..............................................  3
     1.12.    Capital Contribution..........................................  3
     1.13.    Capital Transaction...........................................  3
     1.14.    Class A Limited Partner.......................................  3
     1.15.    Class B Limited Partner.......................................  3
     1.16.    Code..........................................................  3
     1.17.    Commencement Date.............................................  4
     1.18.    Construction Management Agreement.............................  4
     1.19.    Construction Manager..........................................  4
     1.20.    Construction Phase............................................  4
     1.21.    Contribution Ratio............................................  4
     1.22.    Deferred Preferred Return.....................................  4
     1.23.    Deficiency....................................................  4
     1.24.    Deficiency Loan...............................................  4
     1.25.    Depreciation..................................................  4
     1.26.    Development Budget............................................  5
     1.27.    Development Committee.........................................  5
     1.28.    Distributable Cash............................................  5
     1.29.    Distributable Cash from a Capital Transaction.................  5
     1.30.    Economic Risk of Loss.........................................  5
     1.31.    Extraordinary Cashflow........................................  5
     1.32.    Final Completion Date.........................................  6
     1.33.    First Mortgage Loans..........................................  6
     1.34.    First Mortgage Loan Documents.................................  6







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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT

                          Table of Contents (Continued)

ARTICLE                                                                    PAGE
-------                                                                    ----
    1.35.    Fiscal Year....................................................  6
    1.36.    Gain from a Capital Transaction................................  6
    1.37.    General Partners...............................................  6
    1.38.    Hard Costs.....................................................  7
    1.39.    Incentive Management Fee.......................................  7
    1.40.    Interest ......................................................  7
    1.41.    KG Loan........................................................  7
    1.42.    KG General Partner.............................................  7
    1.43.    Limited Partner................................................  7
    1.44.    Major Decision.................................................  7
    1.45.    Management Agreement...........................................  7
    1.46.    Minimum Gain Attributable to Partner Nonrecourse Debt..........  7
    1.47.    Mitsubishi Credit Facility.....................................  8
    1.48.    Net Income.....................................................  8
    1.49.    Net Loss.......................................................  8
    1.50.    Net Loss from a Capital Transaction............................  8
    1.51.    Nonrecourse Deductions.........................................  8
    1.52.    Nonrecourse Liability..........................................  8
    1.53.    Offer..........................................................  8
    1.54.    Offering Price.................................................  8
    1.55.    Operating Cashflow.............................................  8
    1.56.    Partner........................................................  9
    1.57.    Partner Nonrecourse Debt.......................................  9
    1.58.    Partner Nonrecourse Deductions.................................  9
    1.59.    Partnership....................................................  9
    1.60.    Partnership Minimum Gain.......................................  9
    1.61.    Partner's Share of Partnership Minimum Gain....................  9
    1.62.    Partner's Share of Minimum Gain Attributable to Partner
             Nonrecourse Debt...............................................  9
    1.63.    Plans and Specifications.......................................  9
    1.64.    Preferred Return...............................................  9
    1.65.    Pre-Opening Budgets............................................ 10
    1.66.    Pre-Opening Period............................................. 10
    1.67.    Project........................................................ 10
    1.68.    Recapture...................................................... 10

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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT

                          Table of Contents (Continued)

ARTICLE                                                                    PAGE
-------                                                                    ----

    1.69.    Regulations.................................................... 10
    1.70.    Residual Partnership Interest.................................. 10
    1.71.    Resort......................................................... 10
    1.72.    Resort Gross Revenues.......................................... 10
    1.73.    Resort Manager................................................. 11
    1.74.    Resort Operating Profits....................................... 11
    1.75.    Security Agreement............................................. 12
    1.76.    Selling Partner................................................ 12
    1.77.    Soft Costs..................................................... 12
    1.78.    Subordinated Mortgage Loan..................................... 12
    1.79.    Subordinated Mortgage Loan Documents........................... 12
    1.80.    Target Capital Account......................................... 12
    1.81.    Tax Matters Partner............................................ 12
    1.82.    Total Project Costs............................................ 13
    1.83.    Treas. Reg.'SS'................................................ 13
    1.84.    Unrecovered Capital............................................ 13
    1.85.    Venture Agreement.............................................. 13
    1.86.    WKA............................................................ 13
    1.87.    WKA General Partner............................................ 13

2.  FORMATION AND ORGANIZATION.............................................. 13
    2.01.    Formation...................................................... 13
    2.02.    Name, Place of Business and Office............................. 13
    2.03.    Purpose........................................................ 14
    2.04.    Term........................................................... 15

3.  PARTNERS AND CAPITAL.................................................... 15
    3.01.    General Partners............................................... 15
    3.02.    Limited Partners............................................... 16
    3.03.    Capital Contributions of the Partners.......................... 17
    3.04.    Contributions of Right to Acquire El Conquistador Land and
             Buildings...................................................... 18
    3.05.    No Right to Return of Capital.................................. 18
    3.06.    No Obligation to Restore Deficits.............................. 18

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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT

                          Table of Contents (Continued)


ARTICLE                                                                    PAGE
-------                                                                    ----
4.  MANAGEMENT OF THE PARTNERSHIP........................................... 19
    4.01.    Authority of General Partners.................................. 19
    4.02.    Operation of the Partnership................................... 22
    4.03.    Liability of Partners.......................................... 22
    4.04.    Major Decisions Requiring Consent.............................. 22
    4.05.    Consent of General Partners.................................... 25
    4.06.    Financial Information.......................................... 26
    4.07.    Accountants.................................................... 27
    4.08.    Tax Returns.................................................... 27
    4.09.    Fiscal Year.................................................... 27
    4.10.    Tax Matters Partner............................................ 27
    4.11.    Delegation of Authority........................................ 29
    4.12.    General Partners or Affiliates Dealing with the Partnership.... 29
    4.13.    Other Business Activities...................................... 30
    4.14.    Additional Projects............................................ 31
    4.15.    Initial Condominium Units...................................... 32
    4.16.    Additional Financial Information............................... 36

5.  THE PRE-OPENING PERIOD.................................................. 37
    5.01.    The Development Committee...................................... 37
    5.02.    Reimbursement of Expenses...................................... 38
    5.03.    Conduct of Negotiations........................................ 38
    5.04.    Conditions to Acquiring the Project............................ 39
    5.05.    Contractors.................................................... 41
    5.06.    Cooperation.................................................... 41

6.  LOANS TO THE PARTNERSHIP................................................ 42
    6.01.    Deficiency Loans............................................... 42
    6.02.    Additional Loans............................................... 43
    6.03.    KG Loans....................................................... 44
    6.04.    Repayment of Loans............................................. 46
    6.05.    Assumption of Letter of Credit Obligations..................... 47

7.  CAPITAL ACCOUNTS; ALLOCATION OF PROFITS AND LOSSES...................... 47
    7.01.    Definitions.................................................... 47

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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT

                          Table of Contents (Continued)

ARTICLE                                                                    PAGE
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    7.02.    Definition of Capital Accounts................................. 48
    7.03.    Allocations of Income and Loss................................. 49
    7.04.    Special Partnership Election................................... 50

8.  PARTNERSHIP DISTRIBUTION................................................ 51
    8.01.    Distributable Cash from Operations............................. 51
    8.02.    Distributable Cash from a Capital Transaction.................. 52

9.  TRANSFERABILITY OF PARTNERS' INTERESTS.................................. 54
    9.01     No Transfer.................................................... 54
    9.02.    No Withdrawal.................................................. 56
    9.03.    Permitted Sales of Limited Partners' Interests................. 56
    9.04.    Permitted Security Interest.................................... 58
    9.05.    Withdrawal or Transfer by General Partner...................... 58
    9.06.    Effect of Bankruptcy, Death or Incompetence of a Limited
             Partner........................................................ 60
    9.07.    Bankruptcy of a General Partner................................ 60
    9.08.    Effect of Transfer............................................. 61

10. RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.............................. 62
    10.01.   Management of the Partnership.................................. 62
    10.02.   Limitation on Liability of Limited Partners.................... 62
    10.04.   Power of Attorney.............................................. 63

11. APPROVALS............................................................... 64
    11.01.   Puerto Rico Gaming Authority Approval.......................... 64
    11.02.   Approval of Japanese Ministry of Finance....................... 64

12. PARTNERSHIP OBLIGATIONS................................................. 65
    12.01.   Nature of Obligations.......................................... 65
    12.02.   Indemnities.................................................... 66

13. TERMINATION AND LIQUIDATION............................................. 68
    13.01.   Termination.................................................... 68
    13.02.   Winding Up..................................................... 68

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                        EL CONQUISTADOR PARTNERSHIP L.P.
                                VENTURE AGREEMENT

                          Table of Contents (Continued)

ARTICLE                                                                    PAGE
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14. REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS.................... 70
    14.01.   Due Organization............................................... 70
    14.02.   Due Execution and Delivery..................................... 70
    14.03.   Binding Obligations............................................ 70
    14.04.   Investment..................................................... 70
    14.05.   Ownership of KG General Partner................................ 71
    14.06.   Ownership of WKA General Partner............................... 71

15. MISCELLANEOUS........................................................... 71
    15.01.   Further Assurances............................................. 71
    15.02.   Expenses....................................................... 71
    15.03.   Notices........................................................ 72
    15.04.   Equitable Remedies............................................. 72
    15.05.   Remedies Cumulative............................................ 72
    15.06.   Captions; Partial Invalidity................................... 73
    15.07.   Entire Agreement............................................... 73
    15.08.   Applicable Law................................................. 73
    15.09.   Counterparts................................................... 74
    15.10.   Successors..................................................... 74
    15.11.   Confidentiality................................................ 74

APPENDIX................................................................... A-1
    I.       Allocations of Net Income, Net Loss, Gain or Net Loss from a
             Capital Transaction and Depreciation.......................... A-2
             1.   Net Income............................................... A-2
             2.   Net Loss................................................. A-2
             3.   Gain from a Capital Transaction.......................... A-4
             4.   Net Loss from a Capital Transaction...................... A-5
             5.   Allocation of Depreciation............................... A-6
    II.      Allocations to Conform to Target Capital Accounts............. A-8
    III.     Exceptions.................................................... A-8
             1.   General Limitation....................................... A-8
             2.   Partner Nonrecourse Deductions........................... A-9
             3.   Partnership Minimum Gain................................. A-9
             4.   Minimum Gain Attributable to Partner Nonrecourse Debt... A-10
             5.   Qualified Income Offset................................. A-11
    IV.      Special Allocation Rules and Partnership Elections:.......... A-12

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                                    EXHIBITS
                                    --------

Exhibit A      Hard Costs

Exhibit B      Project Description

Exhibit C      Soft Costs

Exhibit D      Signatures for Major Decisions

Exhibit E      Costs Incurred and Commitments Made

Exhibit F      Security Agreement

Exhibit G      Assumption of Letter of Credit by Kumagai

Exhibit H      Addresses for Notices

Exhibit I      Kumagai Guaranty (Re: Capital Contributions and Deficiency Loans)

Exhibit J      Kumagai Guaranty (Re: Letter of Credit)

Exhibit K      Assumption of Letter of Credit by WKA







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                                VENTURE AGREEMENT
                                       OF
                        EL CONQUISTADOR PARTNERSHIP L.P.

          THIS LIMITED PARTNERSHIP AGREEMENT (the "Venture Agreement") is made the 12th day of January 1990, between KUMAGAI CARIBBEAN, INC., a Texas corporation, having an office at 1585 Kapiolani Boulevard, Suite 1404, Honolulu, Hawaii 96814 and WKA EL CON ASSOCIATES, a New York general partnership, having an office at 767 Fifth Avenue, 23rd Floor, New York, New York 10153.

                              W I T N E S S E T H:

          WHEREAS, the parties hereto desire to form a limited partnership for the purpose of acquiring certain real property and improvements thereon located in Fajardo, Puerto Rico, formerly known as "El Conquistador Hotel," (sometimes referred to herein as the El Conquistador land and buildings) and to undertake the renovation, improvement, construction and development thereof and to operate the same as a first class, luxury destination mega-resort; and

          WHEREAS, the parties desire to set forth the terms and understandings of their association and their rights and obligations with respect to the Partnership.

          NOW THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE ONE

                                  DEFINED TERMS

          The capitalized terms used in this Venture Agreement and the Appendix shall,






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unless the context  otherwise  requires,  have the  meanings  specified  in this
Article One. The singular shall include the plural and the masculine gender shall include the feminine, the neuter and vice versa, as the context requires.

          SECTION 1.01. "ACT" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C, Section 17-101 et seq., as amended from time to time.

          SECTION 1.02. "ADDITIONAL LOANS" means a loan or loans made to the Partnership pursuant to Section 6.02 hereof.

          SECTION 1.03. "ADDITIONAL PROJECTS" is defined in Section hereof.

          SECTION 1.04. "ADJUSTED CAPITAL ACCOUNT" means the Capital Account of a Partner reduced by any adjustments, allocations or distributions described in
Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Regulations.

          SECTION 1.05. "ANNUAL BUDGETS" means the proposed operating and capital budgets of the Resort which shall have been prepared and submitted by the Resort Manager to the Partnership for its approval in respect of each fiscal year of the Partnership pursuant to the terms of the Management Agreement.

          SECTION 1.06. "APPENDIX" means the Appendix attached to this Venture Agreement.

          SECTION 1.07. "APPROVED BUDGETS" means the Annual Budgets as the same shall have been approved by the Partnership as provided in the Management Agreement.

          SECTION 1.08. "BANKRUPTCY" means the initiation of any proceeding, whether voluntary or involuntary, under the federal bankruptcy laws or any state, local or foreign bankruptcy act, including without limitation, an assignment for the benefit of creditors, if not

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discharged, in the case of any involuntary proceeding, within sixty (60) days.

          SECTION 1.09. "BASIC MANAGEMENT FEE" means the 3.5% of Resort Gross Revenues payable to the Resort Manager as its basic compensation for management services under the Management Agreement.

          SECTION 1.10. "CALL NOTICE" is defined in Section 6.01 hereof.

          SECTION 1.11. "CAPITAL ACCOUNTS" is defined in Section 7.02 hereof.

          SECTION  1.12.   "CAPITAL   CONTRIBUTION"   means  the  amount  to  be
contributed to the Partnership by any Partner pursuant to Article Three hereof.

          SECTION 1.13. "CAPITAL TRANSACTION" means any sale, condemnation or insured casualty loss of all or any substantial part of the Resort and, after the Final Completion Date, refinancings of the Resort. Loans to be made by any Partner under the terms hereof and the initial permanent financing arrangements under the Mitsubishi Credit Facility to replace the construction financing under such facility shall not be deemed a refinancing of the Resort.

          SECTION 1.14. "CLASS A LIMITED PARTNER" means initially Kumagai Caribbean, Inc. in its capacity as a limited partner of the Partnership and any transferee of all or any portion of such limited partnership Interest who is admitted to the Partnership as a Class A Limited Partner pursuant to the terms of this Venture Agreement.

          SECTION 1.15. "CLASS B LIMITED PARTNER" means initially WKA in its capacity as a limited partner of the Partnership and any transferee of all or any portion of such limited partnership Interest who is admitted to the Partnership as a Class B Limited Partner pursuant to the terms of this Venture Agreement.

          SECTION 1.16. "CODE" means the Internal Revenue Code of 1986, as amended.

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          SECTION 1.17. "COMMENCEMENT DATE" means the first day the Resort opens to the general public and commences business.

          SECTION 1.18. "CONSTRUCTION MANAGEMENT AGREEMENT" means the construction management agreement of even date herewith entered into between the Construction Manager and the Partnership pursuant to which the Construction Manager will render services to the Partnership during the Construction Phase in connection with the Project.

          SECTION 1.19. "CONSTRUCTION MANAGER" means KG (Caribbean) Corporation, a Texas corporation.

          SECTION 1.20. "CONSTRUCTION PHASE" means the period from the date hereof through the Final Completion Date.

          SECTION 1.21. "CONTRIBUTION RATIO" means with respect to each Partner, the ratio that such Partner's Capital Contribution as set forth in Sections 3.01 and 3.02 hereof bears to the Capital Contributions of a specified group of Partners.

          SECTION 1.22. "DEFERRED PREFERRED RETURN" means the amount of any Preferred Return unpaid from all prior fiscal year(s) of the Partnership, together with interest thereon at the rate of 10% per annum from the end of the Fiscal Year to which such Preferred Return relates to the date of payment.

          SECTION 1.23. "DEFICIENCY" is defined in Section 6.01 hereof.

          SECTION 1.24. "DEFICIENCY LOAN" means a loan or loans made to the Partnership pursuant to Section 6.01 hereof.

          SECTION 1.25. "DEPRECIATION" means, for each fiscal year of the Partnership, the deductions for depreciation under Sections 167 and 168 of the Code (or any similar provision

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hereafter  enacted),  with  respect to the Project and  amortization  deductions under Sections 195 and 709(b) of the Code.

          SECTION 1.26. "DEVELOPMENT BUDGET" means the budgets for all phases of the Project as the same shall be approved by the Partnership from time to time. Initially the Development Budget consists of the Hard Costs and Soft Costs set forth in Exhibits A and C annexed hereto, and shall hereafter mean such Development Budget as the same shall be amended, changed, modified and refined from time to time by the mutual agreement of the General Partners as provided in
Section 4.04 hereof.

          SECTION 1.27. "DEVELOPMENT COMMITTEE" means the committee established pursuant to Section 5.01 hereof to administer the Partnership from the date hereof through the Final Completion Date in connection with the development of the Project.

          SECTION 1.28. "DISTRIBUTABLE CASH" means Operating Cashflow less all payments made in respect of Deficiency Loans and Additional Loans.

          SECTION 1.29. "DISTRIBUTABLE CASH FROM A CAPITAL TRANSACTION" means Extraordinary Cashflow less all payments made in respect of Deficiency Loans and Additional Loans.

          SECTION 1.30. "ECONOMIC RISK OF LOSS" shall have the meaning set forth in Section 1.704-1T(b)((4)(iv)(k)(1) of the Regulations.

          SECTION 1.31. "EXTRAORDINARY CASHFLOW" means the gross cash proceeds received by the Partnership resulting from a Capital Transaction, reduced by all costs, expenditures, fees, amounts needed for any required debt repayments, funds reserved for repair, replacement or reconstruction of the Project and any other reserves established by mutual agreement of the

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General Partners to meet  obligations of the  Partnership,  but before providing for the payment of (i) the Preferred Return and Deferred Preferred Return, (ii) the Incentive Management Fee, and (iii) the Deficiency Loans and Additional Loans.

          SECTION 1.32. "FINAL COMPLETION DATE" means the date of final completion of the last portion of the physical construction and renovation aspects of the Project.

          SECTION 1.33. "FIRST MORTGAGE LOANS" means the construction and initial permanent loan for the Project, obtained by the Partnership with the consent of both General Partners as provided in Section 4.04 hereof, repayment of which is secured by a first mortgage lien on the Project, and any refinancings or replacements thereof. It is contemplated that the First Mortgage Loan shall initially be the Mitsubishi Credit Facility.

          SECTION 1.34. "FIRST MORTGAGE LOAN DOCUMENTS" means all documents and all instruments evidencing the Partnership's obligations under the First Mortgage Loan including the notes, loan agreements, mortgages, and deeds of trust relating to the construction or permanent financing thereof and all other documents and instruments executed and delivered in connection therewith.

          SECTION 1.35. "FISCAL YEAR" is defined in Section 4.09 hereof.

          SECTION 1.36. "GAIN FROM A CAPITAL TRANSACTION" is defined in paragraph (B) of Section 7.01 hereof.

          SECTION 1.37. "GENERAL PARTNERS" means initially the KG General Partner and the WKA General Partner in their capacities as general partners of the Partnership, and their successors or transferees who are admitted as general partners of the Partnership under the terms of this Venture Agreement.

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



          SECTION 1.38. "HARD COSTS" means the cost for the items listed on Exhibit A annexed hereto and such other items as may hereafter be included as Hard Costs with the consent of both General Partners as provided in Section 4.09 hereof.

          SECTION 1.39. "INCENTIVE MANAGEMENT FEE" means the 10% of Resort Operating Profits payable to the Resort Manager under the Management Agreement.

          SECTION 1.40. "INTEREST" means the entire ownership interest of a Limited Partner or General Partner of the Partnership at any particular time, including the right of any such Partner to any and all benefits to which such Partner may be entitled under this Venture Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Venture Agreement and the Act.

          SECTION 1.41. "KG LOAN" means a loan made by the KG General Partner to the WKA General Partner pursuant to Section .

          SECTION 1.42. "KG GENERAL PARTNER" means Kumagai Caribbean, Inc.

          SECTION 1.43. "LIMITED PARTNER" means any Class A Limited Partner and any Class B Limited Partner.

          SECTION 1.44. "MAJOR DECISION" is defined in Section 4.04 hereof.

          SECTION 1.45. "MANAGEMENT AGREEMENT" means the development services and management agreement of even date herewith entered into between the Partnership and the Resort Manager pursuant to which the Resort Manager will render services to the Partnership during the Construction Phase and become manager of the Resort on the Commencement Date.

          SECTION 1.46. "MINIMUM GAIN ATTRIBUTABLE TO PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Section 1.704-1T(b)(4)(iv)(h) of the Regulations.

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



          SECTION 1.47. "MITSUBISHI CREDIT FACILITY" means the credit facility to be provided by Mitsubishi Bank, Ltd. in the principal amount of not less than $113,400,000 to be available as construction financing and thereafter "permanent" financing for the Project, the proceeds of which will constitute the First Mortgage Loan.

          SECTION 1.48. "NET INCOME" is defined in paragraph (A) of Section 7.01 hereof.

          SECTION 1.49. "NET LOSS" is defined in paragraph (A) of Section 7.01 hereof.

          SECTION 1.50. "NET LOSS FROM A CAPITAL TRANSACTION" is defined in paragraph (B) of Section 7.01 hereof.

          SECTION 1.51. "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Section 1.704-1T-(b)(4)(iv)(b) of the Regulations.

          SECTION 1.52. "NONRECOURSE LIABILITY" shall have the meaning set forth in Section 1.704-1T-(b)(4)(iv)(k)(3) of the Regulations.

          SECTION 1.53. "OFFER" is defined in paragraph (B) of Section 9.03 hereof.

          SECTION 1.54.  "OFFERING PRICE" is defined in paragraph (B) of Section
9.03 hereof.

          SECTION 1.55. "OPERATING CASHFLOW" means all cash received by the Partnership from all sources (including investment income from all reserves and other liquid investments of the Partnership but excluding proceeds from a Capital Transaction) less all cash expended or reserved for all due and maturing liabilities, including debt service (principal and interest) on the First
Mortgage Loan and the Subordinated Mortgage Loan, capital and operating expenditures, and other obligations of the Partnership whether or not secured by the assets of the Partnership but no deductions shall be made for (i) expenditures and reserves actually

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



deducted in determining Extraordinary Cashflow, (ii) the Preferred Return and Deferred Preferred Return, (iii) the Incentive Management Fee and (iv) the Deficiency Loans and Additional Loans.

          SECTION 1.56. "PARTNER" shall mean a General Partner, a Limited Partner or both as the context shall refer.

          SECTION 1.57. "PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Section 1.704-1T(b)(4)(iv)(k)(4) of the Regulations.

          SECTION 1.58. "PARTNER NONRECOURSE DEDUCTIONS" is defined in paragraph III 2. of the Appendix.

          SECTION 1.59. "PARTNERSHIP" means the limited partnership formed by this Venture Agreement.

          SECTION 1.60. "PARTNERSHIP MINIMUM GAIN" shall have the meaning set forth in Section 1.704-1T(b)(4)(iv)(c) of the Regulations.

          SECTION 1.61. "PARTNER'S SHARE OF PARTNERSHIP MINIMUM GAIN" shall be calculated as set forth in Section 1.704-1T(b)(4)(iv)(f) of the Regulations.

          SECTION 1.62. "PARTNER'S SHARE OF MINIMUM GAIN ATTRIBUTABLE TO PARTNER
NONRECOURSE    DEBT"   shall   be   calculated   as   set   forth   in   Section
1.704-1T(b)(4)(h)(5) of the Regulations.

          SECTION 1.63. "PLANS AND SPECIFICATIONS" means the plans and specifications relating to the renovation and construction of the Project as the same shall be initially approved by both General Partners and thereafter changed, amended, modified or refined from time to time as provided in Section
4.04 hereof.

          SECTION 1.64. "PREFERRED RETURN" means for any Fiscal Year or part thereof an 8.5% annual rate of return on the amount of each Partner's
Unrecovered Capital calculated based upon the amount of each Partner's Unrecovered Capital from day to day.

          SECTION 1.65. "PRE-OPENING BUDGETS" means budgets and requests for payment approvals submitted by the Resort Manager in connection with the development of the Project and as provided in the Management Agreement. Once approved by the Partnership, Pre-Opening Budgets shall be included within the term Approved Budgets.

          SECTION 1.66. "PRE-OPENING PERIOD" means from the date hereof through and including the Commencement Date.

          SECTION 1.67. "PROJECT" means all matters relating to the acquisition of the El Conquistador land and buildings, all things associated with the construction, renovation and completion of the Resort including equipping the Resort and making it operational as a first class, luxury destination mega-resort.

          SECTION 1.68. "RECAPTURE" means that portion of the gain on any sale, exchange or other disposition of Partnership property which is characterized as ordinary income by virtue of the recapture rules of Section 1250 or Section 1245 of the Code.

          SECTION 1.69. "REGULATIONS" means United States Treasury Regulations.

          SECTION 1.70. "RESIDUAL PARTNERSHIP INTEREST" means for each Partner the percentage set forth as such in Sections 3.01 and 3.02 hereof, as the same may be amended from time to time.

          SECTION 1.71. "RESORT" means the land and all buildings, property and facilities resulting from completion of the Project as the same may exist from time to time.

          SECTION 1.72. "RESORT GROSS REVENUES" shall mean all gross revenues from all operations of the Resort, including, without limitation, all revenues from rooms, golf course (including dues and the first $5,000 of each initiation or membership fee but not amounts in excess thereof), marina, food and beverage, telephone, telex, interest, casino net wins, condominium net rentals, rentals or other payments from lessees, licensees, or concessionaires (but not including the licensees' or concessionaires' receipts), proceeds of business interruption insurance, and all other receipts (exclusive of tips, service charges added to a customer's bill or statement in lieu of gratuities, which are payable to Resort employees, taxes collected and remitted to others, and the value of complimentary rooms, food and beverages, except those purchased by the casino), minus actual credits and refunds made to customers, guests or patrons.

          SECTION 1.73. "RESORT MANAGER" means Williams Hospitality Management Corporation as the manager of the Resort including the hotel, casino, golf course, marina, condominiums and related operations constituting the Resort pursuant to the Management Agreement, and any permitted assignee thereof.

          SECTION 1.74. "RESORT OPERATING PROFITS" shall mean Resort Gross Revenues less all operating expenses of the Resort whether designated herein as an obligation of Manager, the Partnership or the Resort, including, without limitation, (a) the Basic Management Fee; (b) marketing expenses; (c) repair and maintenance; (d) utility charges; (e) reserve for replacement of furniture, fixtures and equipment; (f) administrative and general expenses (including bad debt reserve); and (g) premiums for life, accident, workers compensation, health and other insurance furnished to or for the benefit of employees of the Resort and premiums for other insurance of a similar nature; but prior to deducting (i) premiums for liability, property and casualty insurance; (ii) depreciation of building, plant, furniture, fixtures and equipment; (iii) amortization of pre-opening expenses; (iv) financing costs including interest charges, principal payment and debt service; (v) capital expenditures and payments on leases other than amounts included in the reserve for replacement of furniture, fixtures and equipment; (vi) property taxes and taxes on income; (vii) the Incentive Management Fee; (viii) real property rentals.

          SECTION 1.75. "SECURITY AGREEMENT" is defined in Section 6.03(C).

          SECTION 1.76. "SELLING PARTNER" is defined in Section 9.03 hereof.

          SECTION 1.77. "SOFT COSTS" means the cost for the items listed on Exhibit C annexed hereto and such other items as may hereafter be included as Soft Costs by the consent of both General Partners as provided in Section 4.04 hereof.

          SECTION 1.78. "SUBORDINATED MORTGAGE LOAN" means the construction and permanent loan in an amount not less than $21,000,000 or such other amount as the General Partners shall approval as provided in Section 4.04 hereof, made by the Government Development Bank of Puerto Rico, secured by a second mortgage lien on the Project and any refinancings or replacements thereof.

          SECTION 1.79. "SUBORDINATED MORTGAGE LOAN DOCUMENTS" means all documents and instruments evidencing the Partnership's obligations under the Subordinated Mortgage Loan including the notes, loan agreements, mortgages, and deeds of trust relating to the construction and permanent financing thereof and all other documents and instruments executed and delivered in connection therewith.

          SECTION 1.80.  "TARGET CAPITAL ACCOUNT" is defined in paragraph (B) of
Section 7.02 hereof.

          SECTION  1.81.  "TAX MATTERS  PARTNER" is defined in paragraph  (A) of
Section 4.10 hereof.

          SECTION 1.82. "TOTAL PROJECT COSTS" means the sum of the Hard Costs and Soft Costs as the same are approved by both General Partners from time to time as provided in Section 4.04 hereof.

          SECTION 1.83. "TREAS. REG. 'SS' means Regulation Section.

          SECTION 1.84. "UNRECOVERED CAPITAL" means with respect to each Partner the amount at any time of such Partner's Capital Contribution actually made to the Partnership, reduced by distributions made to such Partner pursuant to paragraph (G) of Section 8.02 hereof.

          SECTION 1.85. "VENTURE AGREEMENT" means this agreement of limited partnership as the same may be amended or restated in writing from time to time.

          SECTION 1.86. "WKA" means WKA El Con Associates.

          SECTION 1.87. "WKA GENERAL PARTNER" means WKA El Con Associates, a New York general Partnership.

                                   ARTICLE TWO

                           FORMATION AND ORGANIZATION

          SECTION 2.01. FORMATION. The parties hereto hereby form a limited partnership under and pursuant to the laws of the State of Delaware and the Act for the purposes set forth in Section 2.03 hereof. The rights, duties and liabilities of the Partners shall be as provided by the laws of the State of Delaware, except as otherwise expressly provided in this Venture Agreement.

          SECTION 2.02. NAME, PLACE OF BUSINESS AND OFFICE. The name of the Partnership shall be EL CONQUISTADOR PARTNERSHIP L.P. The business of the Partnership shall be conducted under that name or such other name as may be mutually agreed to by the General Partners. The office and principal place of business of the Partnership shall be such place or places as the General Partners may from time to time mutually determine. The WKA General partner shall promptly notify the Limited Partners of the location of and any change in the location of the principal office of the Partnership. If required by applicable law, the WKA General Partner shall file or record an assumed or fictitious name certificate in the appropriate records in each place in which the nature of the operations of the Partnership makes such filings or recordings necessary. The General Partners shall promptly execute and cause to be filed with the Secretary of State of the State of Delaware an appropriate certificate of limited partnership as required by the Act. The WKA General Partner shall do all other acts and things (including publication or periodic filings of any certificate) that may now or hereafter be required for the perfection and continuing maintenance of the Partnership as a limited partnership under the laws of the State of Delaware.

          SECTION 2.03. PURPOSE. the business and purpose of the Partnership shall be to acquire, own, renovate, develop, improve, finance, refinance, operate, lease and sell the Project and Resort as a first class, luxury destination mega-resort and perform any and all acts and services necessary or desirable in connection with the foregoing. The relationship between and among the Partners shall be limited to the performance of the specific purposes of the Partnership as set forth in this Venture Agreement. Nothing herein shall be construed to create a general purpose partnership between or among the Partners or any of them; to authorize any partner to act as general agent for any other; or to confer or grant to any Partner any proprietary interest in, or to subject any Partner to any liability for or in respect of, the business, assets, profits or obligations of any other Partner, except only to the extent contemplated by this Venture Agreement.

          SECTION 2.04. TERM. The Partnership shall commence on the date that the certificate of limited partnership of the Partnership as required by the Act is filed with the Secretary of State of the State of Delaware and shall continue for a term ending March 31, 2030 unless sooner terminated as provided in Article Thirteen hereof.

                                  ARTICLE THREE

                              PARTNERS AND CAPITAL

          SECTION  3.01.  GENERAL  PARTNERS.  The  names and  addresses  of each
General  Partner,  its  Capital  Contribution  and  its  "Residual   Partnership
Interest" in the Partnership are as follows:

=========================================================================================================
                                                                                   Residual
                                                     Capital                     Partnership
                                                  Contribution                     Interest
---------------------------------------------------------------------------------------------------------
Kumugai Caribbean, Inc.                            $3,150,000                         15%
Ala Moana Pacific Center
1585 Kapiolani Boulevard
Suite 1404
Honolulu, Hawaii 96814
---------------------------------------------------------------------------------------------------------
WKA El Con Associates                              $1,350,000                         15%
c/o WMS Industries Inc.
767 Fifth Avenue
23rd Floor
New York, New York 10153
=========================================================================================================



          SECTION 3.02. LIMITED PARTNERS. The names and addresses of the Limited Partners, their Capital Contributions and their Residual Partnership Interest in the Partnership are as follows:

=========================================================================================================
                                                                                   Residual
                                                    Capital                       Partnership
Class A Limited Partner                           Contribution                     Interest
---------------------------------------------------------------------------------------------------------

Kumugai Caribbean, Inc.                           $17,850,000                         35%
Ala Moana Pacific Center
1585 Kapiolani Boulevard
Suite 1404
Honolulu, Hawaii 96814

=========================================================================================================



=========================================================================================================
                                                                                  Residual
                                                    Capital                       Partnership
Class B Limited Partner                           Contribution                     Interest
---------------------------------------------------------------------------------------------------------
WKA El Con Associates                             $ 7,650,000                         35%
c/o WMS Industries Inc.
767 Fifth Avenue
23rd Floor
New York, New York 10153
=========================================================================================================



          SECTION 3.03. CAPITAL CONTRIBUTIONS OF THE PARTNERS. The Partners shall make up to THIRTY MILLION ($30,000,000) Dollars in aggregate Capital Contributions to the Partnership in cash, as set forth in this Article 3. Capital Contributions shall be made in such amounts and at such time or times as shall be determined jointly by the General Partners. It is expected that Capital Contributions will be made from time to time in sufficient amounts to reimburse the General Partners or their affiliates, as the case may be, and the Resort Manager for expenses incurred by them prior to the date hereof in connection with the Project and the formation of the Partnership and to provide for timely payment of expenses incurred in connection with the Project, including the purchase of the El Conquistador land and buildings. Annexed hereto as Exhibit E are the expenses incurred and commitments made as of the date set forth therein in connection with the Project. Such expenses or commitments are hereby approved by the Partnership and the General Partners and shall be reimbursed or paid, as applicable, by the Partnership. Whenever Capital Contributions are to be made, each Partner shall make such Capital Contribution within seven (7) business days after its receipt of written request therefor signed by the WKA General Partner, in the same proportion as such Partner's total Capital Contribution bears to $30,000,000. No partner shall be required to make a Capital Contribution in excess of its proportionate share and the amount set forth above as its total Capital Contribution.

          SECTION 3.04. CONTRIBUTIONS OF RIGHT TO ACQUIRE EL CONQUISTADOR LAND AND BUILDINGS. Each of the Partners hereby assigns and contributes to the Partnership all of its respective rights to negotiate for and acquire the El Conquistador land and buildings, including, without limitation, all of the Partners' rights under that certain agreement dated August 18, 1989 between the Resort Manager and the Government Development Bank for Puerto Rico referred to in Exhibit G annexed hereto and each of the Partners shall cause their affiliates to provide the Partnership with any and all rights they may have to acquire the El Conquistador land and buildings.

          SECTION 3.05. NO RIGHT TO RETURN OF CAPITAL. No Partner shall have the right to withdraw any part of its Capital Contribution or to demand or receive the return of its Capital Contribution except as expressly set forth herein.

          SECTION 3.06. NO OBLIGATION TO RESTORE DEFICITS. No Partner shall be obligated to restore any deficit balance in its Capital Account upon the dissolution and liquidation of the Partnership.

                                  ARTICLE FOUR

                          MANAGEMENT OF THE PARTNERSHIP

          SECTION 4.01. AUTHORITY OF GENERAL PARTNERS. The General Partners, as such, and not the Limited Partners, as such, shall have full and complete discretion in the management of the Partnership for the purposes set forth in
Section 2.03 and to do all things necessary, desirable or convenient to carry on the business of the Partnership without notice to or obtaining the consent of the Limited Partners. Subject to the foregoing, the General Partners shall perform or cause to be performed, at the Partnership's expense and in its name, the development and completion of the Project, the negotiation and coordination of contracts for the acquisition of the Project, the arrangement for long-term loans and the coordination of all management, leasing and operational functions relating to the Resort upon its completion. Without limiting the generality of the foregoing, the General Partners (subject to the provisions of this Venture Agreement) are expressly authorized on behalf of the Partnership to:

               (A) operate any business normal or customary for the owner of a hotel/casino/resort property similar to the Project;

               (B) perform any and all acts necessary or appropriate to the acquisition, development, leasing, and operation of the Project, including, but not limited to, making applications for rezoning or objections to rezoning of other property, and commencing, defending and/or settling litigation regarding the Partnership, the Project or any aspect thereof;

               (C) procure and maintain with responsible companies such insurance as may be available in such amounts and covering such risks as are deemed appropriate by the General Partners, but in no event shall the amount of, or risks covered by, such insurance be less than that which is required pursuant to the First Mortgage Loan and the Subordinated Mortgage Loan (during the term of the First Mortgage Loan and the Subordinated Mortgage Loan), provided that such insurance is available;

               (D) take and hold all property of the Partnership, real, personal and mixed, in the Partnership name, or in the name of a nominee of the Partnership for the purpose of placing a mortgage on the Project or closing a loan relating to the Project;

               (E) mortgage, lease, sell or otherwise dispose of all or any portion of the assets of the Partnership and execute and deliver on behalf of and in the name of the Partnership, or in the name of a nominee of the Partnership, deeds, deeds of trust, notes, leases, subleases, mortgages, bills of sale, financing statements, security agreements, easements and any and all other instruments necessary or incidental to the conduct of the Partnership's business and the financing thereof;

               (F) coordinate all accounting and clerical functions of the Partnership and employ such accountants, lawyers, managers, agents and other management, professional or service personnel, including affiliates as may from time to time be required to carry on the business of the Partnership;

               (G)  collect  all  rents  and  other   income   accruing  to  the
Partnership and pay all costs, expenses, debts and other obligations of the Partnership;

               (H) negotiate and execute for and on behalf of the Partnership leases for space or units in the Project on such terms and conditions as the General Partners may determine in their sole discretion;

               (I) pay the fees, commissions and expense reimbursements provided for elsewhere in this Venture Agreement;

               (J)  invest   Partnership   funds  in  United   States   Treasury
obligations, bankers acceptances, money market accounts, certificates of deposit, investment grade commercial paper and similar money market and short term instruments;

               (K) enter into the Management Agreement and the Construction Management Agreement;

               (L) perform any and all obligations provided elsewhere in this Venture Agreement to be performed by the General Partners;

               (M) otherwise provide for the management of the Project on such terms as the General Partners shall determine, in the exercise of their sole discretion;

               (N) elect to  terminate or dissolve  the  Partnership;

               (O) enter into any contracts, agreements or arrangements with or make loans to or pay compensation or fees to any Partner or an affiliate of any Partner or any officer, director, employee or agent of any Partner or any affiliate of any Partner;

               (P) amend this Venture Agreement including any amendment to create a class or group of partnership interests not previously outstanding, including any class or group senior in any respect to the Limited Partners;

               (Q) admit any Partners to the Partnership;

               (R) purchase or otherwise acquire any new or additional projects which may expand the purposes of the Partnership whether or not located on the Partnership's property and whether or not providing any ownership or other economic interest therein to the Limited Partners.

          SECTION 4.02. OPERATION OF THE PARTNERSHIP. Except as otherwise set forth in this Article FOUR and in Article FIVE, from and after the Commencement Date with respect to the operations of the Resort and from and after the Final Completion Date with respect to all other matters, the WKA General Partner shall have the full and exclusive right to manage and control the business and affairs of the Partnership and to make all decisions regarding the business of the Partnership and shall otherwise have all of the rights, powers and obligations of a general partner of a limited partnership under the Act. In performing its duties under this Venture Agreement, the WKA General Partner shall have all power and authority to act in the name and on behalf of the Partnership and the Partners in connection with the affairs of the Partnership necessary to perform such duties. No Limited Partner in its capacity as such, shall participate in the management of or have any control of the Partnership's business nor shall any Limited Partner, as such, have the power to represent, act for, sign for or bind any General Partner or the Partnership.

          SECTION 4.03. LIABILITY OF PARTNERS. No General Partner and none of its officers, directors, partners, employees or agents, whether acting as a General Partner, a member of the Development Committee or otherwise, shall have any liability to the Partnership or to any other Partner for any acts performed by such General Partner, officer, director, partner, employee or agent, by or on behalf of the Partnership in its capacity as such except for gross negligence or willful misconduct.

          SECTION 4.04. MAJOR DECISIONS REQUIRING CONSENT. Anything else in this Venture Agreement notwithstanding, no General Partner shall take any of the following actions (each a "Major Decision") on behalf of the Partnership without first obtaining the written consent of the other General Partner:

               (A) Approve the initial plans and specifications for all or any portion of the Project which, when so approved, shall be deemed the Plans and Specifications or authorize any amendment, change, modification or refinement in the Plans and Specifications as previously approved which shall have the effect of diminishing the scope or quality of the Project or increasing the Total Project Costs or allocations in the Development Budget.

               (B) Authorize budgets to implement the Project including amendments, changes, modifications and refinements of the Development Budget, Pre-Opening Budgets or Annual Budgets, authorize any increase in the Total Project Costs, the Hard Costs, the Soft Costs or any item thereof or authorize any reallocation of amounts designated for categories of items included in the Development Budget.

               (C) Grant any consent or approval of the Partnership under the Management Agreement.

               (D) Grant any consent or approval of the Partnership under the Construction Management Agreement or accept the Project or any portion thereof under any agreement with a general contractor.

               (E) Accept bids from contractors, award contracts relating to the Project, or approval change orders under any construction agreement.

               (F) Apply for, execute, amend or modify the First Mortgage Loan Documents or the Subordinated Mortgage Loan Documents, approve the amounts thereof, or apply for, execute, amend or modify in any material respect any other material mortgage, deed of trust, pledge, encumbrance or other hypothecation or security agreement affecting the Project or any interest therein, or execute any financing statement in connection therewith except, if necessary, a third mortgage on the Project to be granted to the KG General Partner to secure the KG Loans.

               (G)  Execute,   enter  into,  amend  or  terminate  any  material
agreement of the Partnership including, without limitation, the Management Agreement, the Construction Management Agreement and the agreement between the Partnership and the Land Administration of Puerto Rico pursuant to which the Partnership intends to acquire the El Conquistador land and buildings except that the KG General Partner, acting alone on behalf of the Partnership, shall have the right to exercise the Partnership's right under Section 8.1.2. of the Management Agreement to terminate the Management Agreement as provided therein.

               (H) Execute or enter into any contract or agreement (including any financing or refinancing arrangement or undertaking) relating to borrowed money on behalf of the Partnership or amend in any material respect any contract, agreement or undertaking relating to borrowed money.

               (I) Abandon the Project or terminate the Partnership.

               (J) Purchase, acquire or undertake any Additional Projects beyond the scope of the initial Resort whether or not located on the Partnership's property.

               (K) Sell, assign, transfer, exchange, grant or otherwise dispose of the Project or any substantial portion thereof.

               (L) Make, execute or deliver on behalf of the Partnership any assignment for the benefit of creditors or any guarantee, indemnity bond or surety bond, or file any Bankruptcy proceeding on behalf of the Partnership.

               (M) Obligate the Partnership or any Partner as a surety, guarantor or accommodation party except as specifically provided in this Venture Agreement.

               (N) Have any property of the Partnership partitioned or file a complaint or institute any proceeding at law or in equity to have any such property partitioned.

               (O) Amend this Venture Agreement or admit any Partners to the Project except as specifically provided in this Venture Agreement.

               (P) Terminate, change or appoint the firm of independent certified public accountants designated for the Partnership or authorize or approve the terms of the Partnership's business relationship with such accountants.

               (Q) Enter into or amend or terminate any agreement with any Partner or any affiliate of any Partner except as otherwise provided in this Venture Agreement.

               (R) Authorize disbursement of Partnership funds other than in accordance with the Development Budget or approved Budgets.

               (S) Require Capital Contributions to be made.

               (T) Change the Partnership's Fiscal Year.

               (U) Amend, change, modify, extend or otherwise alter that certain agreement dated August 18, 1989 between the Resort Manager and the Government Development Bank for Puerto Rico referred to in Exhibit G annexed hereto, or the letter of credit deposited pursuant thereto.

          SECTION 4.05. CONSENT OF GENERAL PARTNERS. The written consent of a General Partner to a Major Decision shall be evidenced by the signatures of such General Partner as set forth in Exhibit D hereto. Any General Partner can change the signatures necessary for a Major

Decision by written notice to the other General Partner signed by a person authorized to sign on behalf of such General Partner immediately prior to such notice. Each General Partner shall use its best efforts to respond promptly to all requests for consent and shall cooperate with the other General Partner in a prompt and timely manner to resolve or compromise any differences between the General Partners in respect of any Major Decision so as to avoid and prevent any adverse affect on the Partnership's business.

          SECTION 4.06. FINANCIAL INFORMATION. The WKA General Partner shall, at the expense of the Partnership, maintain or cause to be maintained the books and records of the Partnership (including all items of income and loss) in accordance with generally accepted accounting principles consistently applied. The WKA General Partner shall prepare or cause to be prepared and delivered to each of the Partners the following financial statements:

               (A) not later than 120 days after the end of each Fiscal Year of the Partnership, a balance sheet, an income statement and a statement of cash flows of the Partnership for such fiscal year, certified by the independent certified public accountants then servicing the Partnership as having been prepared in accordance with generally accepted accounting principles consistently applied; and

               (B) not later than 45 days after the end of each of the first three quarters of the Partnership's Fiscal Year, an unaudited balance sheet, income statement and statement of cash flows for such quarter.

          In addition, the WKA General Partner shall cause to be furnished to each General Partner the monthly financial reports provided to the Partnership by the Resort Manager under the terms of the Management Agreement.

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          SECTION 4.07.  ACCOUNTANTS.  Initially the firm of Ernst & Young shall serve as the independent certified public accountants for the Partnership.

          SECTION 4.08. TAX RETURNS. The WKA General Partner shall engage and instruct the independent certified public accountants or other professionals then servicing the Partnership to prepare income tax returns for the Partnership as soon as practical after the end of each of the Partnership's fiscal years and shall instruct such accountants to deliver such tax returns to each of the General Partners for their review and reasonable approval prior to their delivery to each Partner and the filing thereof with the appropriate governmental agencies.

          SECTION 4.09. FISCAL YEAR. The Fiscal Year of the Partnership shall end on each March 31 or on such other date as shall be agreed to by both General Partners as provided in Section 4.04 hereof.

          SECTION 4.10. TAX MATTERS PARTNER.

               (A) Designation of Tax Matters Partner. The WKA General Partner shall be the tax matters partner as defined in Section 6231(a)(7) of the Code (the "Tax Matters Partner").

               (B) Duties of Tax Matters Partner. To the extent and in the manner provided by applicable law and regulations, the Tax Matters Partner shall:

                    (1) furnish the name, address, partnership interest and taxpayer identification number of each Partner, including any successor to a Partner, to the Secretary of the Treasury or his delegate (the "Secretary"); and

                    (2) keep each Partner informed of the administrative and judicial proceedings for the adjustment at the Partnership level of any item required to be taken into

                                       27







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account by a Partner for income tax  purposes  (such  administrative  proceeding referred to hereinafter as a "tax audit" and such judicial proceeding referred to hereinafter as "judicial review").

               (C) Authority of Tax Matters Partner. Without the consent of the other General Partner, the Tax Matters Partner shall not:

                    (1) enter into any settlement with the Internal Revenue Service, the Secretary or other taxing authority;

                    (2) seek judicial review of any administrative adjustment;

                    (3) file a request for an administrative adjustment or a petition for judicial review with respect thereto;

                    (4) enter into any agreement with the Internal Revenue Service or other taxing authority to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; or

                    (5) take any other action or behalf of the Partners or the Partnership in connection with any tax audit or judicial review regardless of whether or not permitted by applicable law or regulations.

               (D) Participation by other General Partner. The Tax Matters Partner shall give reasonable advance notice to the other General Partner of all meetings and discussions between the Partnership and the Internal Revenue
Service,  the  Secretary  and all  other  governmental  authorities  and  courts asserting jurisdiction with respect to tax matters and all agents and representatives of the foregoing and the KG General Partner shall have the right,

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together with the Tax Matters Partner,  to meet, discuss and negotiate with such persons and entities.

          SECTION 4.11. DELEGATION OF AUTHORITY. Except as otherwise set forth in this Venture Agreement, the General Partners jointly or any one of them with the consent of the other, may appoint, employ, contract or otherwise deal with any person for the transaction of the business of the Partnership, which person may, under supervision of the General Partners, perform any acts or services for the Partnership as the General Partners may approve.

          SECTION 4.12. GENERAL PARTNERS OR AFFILIATES DEALING WITH THE PARTNERSHIP.

               (A) Nothing in this Venture Agreement shall be construed to prevent any Partner or any affiliate thereof from acting as resort manager for the Resort and/or construction manager or general contractor for the Project. The Partners acknowledge that it is presently contemplated that an affiliate of WKA shall be engaged by the Partnership to render development services to the Partnership during the Construction Phase and to act as the Resort Manager and that an affiliate of the KG General Partner shall be engaged to render services to the Partnership during the Construction Phase. The Partners acknowledge that no General Partner shall be entitled to payment of any fee for its services as a General Partner but the Partners acknowledge that various fees will be paid to Partners for services rendered by them in their capacities other than as Partners.

               (B) In addition to services elsewhere set forth in this Venture Agreement, the General Partners or any affiliate thereof shall have the right to contract or otherwise deal with the Partnership for the purchase or sale of property or services or for other purposes upon such terms as the General Partners in their sole discretion shall determine and

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



the General Partners shall have no duty to disclose such arrangements or such relationships to the Limited Partners.

          SECTION 4.13. OTHER BUSINESS ACTIVITIES. No General Partner shall be obligated to devote its full time to the Partnership, or to devote its financial, personnel or other services or resources exclusively for the benefit or on behalf of the Partnership or to the activities in which the Partnership is participating, but shall only be obligated to devote such time, attention and resources to the conduct of the business of the Partnership as it shall deem reasonably necessary for the conduct of such business and the performance of such parties obligations hereunder, and the General Partners are expressly authorized to exercise their powers and discharge their duties hereunder through their affiliates and employees of such affiliates. Any General Partner and any shareholder, partner or affiliate of a General Partner, direct or indirect, may engage in or possess an interest in other business ventures of every nature and description and in any vicinity whatsoever, including the ownership, operation, management and development of real property or resorts, and, except as otherwise provided in this Article, neither the Partnership, nor any other Partner, shall have any rights in or to such independent ventures or to any profits therefrom. Any of such activities may be undertaken with or without notice to or participation therein by the other Partners. Each Partner and the Partnership hereby waive any right or claim that they may have against any Partner (or any shareholder or partner of a partner) now or hereafter conducting such activity with respect to the income or profits therefrom. The Partners acknowledge that affiliates of WKA are engaged and affiliates of the KG General Partner expect to become engaged in Puerto Rico in the business of owning, operating, managing and developing hotel and casino resorts and that nothing in the Venture

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



Agreement or otherwise shall be construed to limit, prevent or otherwise impair such activities. Except as otherwise provided in this Article, no General Partner or any of its affiliates shall have any obligation to offer any opportunity to the Partnership or any Partner or allow the Partnership to invest in any property or business of any General Partner or of any of their affiliates. Neither the Partnership nor any Partner shall by virtue of this Venture Agreement have any right, title or interest in or to such permitted independent activities or ventures. Notwithstanding the foregoing, if a General Partner of an affiliate thereof undertakes or has an opportunity to undertake or participate in any project any portion of which is located within a one mile radius from the Resort's property line, then it shall offer the other General Partner individually, not the Partnership, an opportunity to participate therein. If such other General Partner desires to participate, either directly or through an affiliate, then the General Partners shall negotiate in good faith equitable terms upon which they both may participate in such project, and, in the event of any failure to reach agreement, each of the General Partners shall have the right to participate in such project on an equal basis.

          SECTION 4.14. ADDITIONAL PROJECTS. The General Partners acknowledge that this Partnership has been formed for the purpose of developing the Project in accordance with the description of the Project set forth in Exhibit B attached hereto and thereafter operating the Resort as first class, luxury destination mega-resort. It is the present intention of the General Partners, however, to consider the pursuit of further development of the real estate on which the Project is located and the acquisition and development of related real estate opportunities in connection with the Resort such as condominiums, time-sharing units and an additional gift course (herein referred to as "Additional Projects"). The undertaking of such Additional

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



Projects may be undertaken by the Partnership, by the General Partners for their own benefit or a new partnership or other entity formed for such purpose. Except as otherwise provided in Sections 4.13 and 4.15 of this Venture Agreement, the General Partner shall have no obligation to the Partnership or the Limited Partners with respect to such Additional Projects. In the event a new or different partnership or other entity is formed for any Additional Project, it is the present intention of the General Partners that such new partnership or other entity be jointly owned in equal shares by WKA and the KG general partner, for their own benefit, and that all funds required to be contributed by such General Partners to such entity and participation in the profits and losses of such entity shall be on an equal basis. The foregoing is merely an expression of the General Partners' present intentions and shall not be construed as a binding agreement of the General Partners to undertake such Additional Projects or to participate in such Additional Projects. Nothing contained herein shall obligate any General Partner to engage in any Additional Project unless such General Partner shall specifically agree to do so in writing. The General Partners shall be free to form such new entities and to enter into any arrangements on behalf of the Partnership with such new entities as they in their sole discretion shall determine.

          SECTION 4.15. INITIAL CONDOMINIUM UNITS.

               (A) The parties contemplate that at least 100 condominium units (each unit being capable of rental as three separate hotel rooms thereby resulting in the potential availability of at least 300 hotel rooms upon completion of all such units and each unit being referred to as a "Condominium" and all units being collectively referred to as the "Condominiums") will be constructed between 1992 and 1995. These Condominiums are

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



anticipated to be constructed in sections consisting of at least 25 Condominiums per section on that portion of the present El Conquistador land situated south of the "clifftop" building, on the bluff, overlooking the golf course, having Fajardo Bay to the East and the golf course and spa to the West. Each section is contemplated to include a swimming pool. It is also contemplated that prior to the commencement of construction, each Condominium shall be sold to private investors purchasing such Condominium pursuant to contracts executed prior to the commencement of construction of each Condominium. The Condominiums will be offered and sold on substantially the same terms as similar units are then being offered at Palmas del Mar and the Hyatt Dorado Beach Hotel and the Partnership will offer to manage such units on the same terms contained in management agreements covering similar units at Palmas del Mar and the Hyatt Dorado Beach. In the event the KG General Partner elects, in writing delivered to WKA by not later than one year after the Commencement Date, not to participate in the construction and sale of the Condominiums, WKA shall thereafter, in its discretion, be entitled to do so directly or through its affiliates. In such event, WKA's construction of the Condominiums shall occur without participation in the profit, loss, construction or financing of such Condominiums by the Partnership or the KG General Partner and all profits and losses with regard to the construction or sale of such Condominiums shall inure to the benefit of WKA.

               (B) Unless the KG General Partner has elected not to participate in the construction and development of the Condominiums, then development and construction thereof shall be accomplished by a new entity (the "Condo Entity"), separate and different, from the Partnership which Condo Entity shall have been formed for that purpose by WKA and the KG General Partner. The Condo Entity shall be jointly owned in equal shares by WKA and the KG

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



General Partner, for their own benefit and not for the benefit of the Partnership or any other Partners thereof, and all funds required to be contributed by such General Partners to the Condo Entity and participation in the profits and losses of the Condo Entity shall be on an equal basis, unless agreed otherwise by the General Partners. Provided that KG General Partner has not elected to exercise its right not to participate in the construction and development of the Condominiums, all decisions regarding the Condominiums shall require the approval of WKA and the KG General Partner.

               (C) If requested to do so by WKA (after the KG General Partner has elected not to participate in the construction and sale of the Condominiums) or by the Condo Entity, the land to be used for such purpose shall be conveyed to (i) WKA or its affiliate if the KG General Partner has elected not to participate in the construction and sale of the Condominiums or (ii) to the Condo Entity, by the Partnership together with all other legal rights sufficient to permit WKA or the Condo Entity, as applicable, to construct the Condominiums in the manner currently envisioned by the General Partners. Such conveyance shall occur prior to the commencement of construction of any such Condominium, or section thereof, and concurrently with or after financing for the construction thereof has been obtained.

               (D) The Partnership shall be paid a purchase price for any land so conveyed in an amount equal to the Partnership's cost per acre of land conveyed, as determined below. For purposes of this Paragraph D, the Partnership's cost per acre of the land initially acquired by the Partnership from the Land Administration of Puerto Rico shall be the result of multiplying
(a) the sum of (i) $10,000,000 and (ii) interest on the sum specified in (i) above from the date the Partnership acquires title to the Resort to the date of such conveyance,

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



calculated at a rate equal to the average blended rate of the cost of funds incurred by the Partnership on the First Mortgage Loan (including all fees payable under the Mitsubishi Credit Facility) and the Subordinated Mortgage Loan, times (b) a fraction, the numerator of which is the number of acres so conveyed and the denominator of which shall be the total number of acres contained in the Resort at the time of acquisition thereof by the Partnership from the Land Administration of Puerto Rico. The Partnership's cost per acre of other land acquired by the Partnership which may be transferred to WKA or the Condo Entity as provided herein shall be the sum of the Partnership's actual cost for such land and interest on such amount at the average blended rate of the Partnership's cost of funds incurred to finance such purchase price. The amount of the purchase price shall be paid simultaneously with such conveyance provided that the construction financing lender has agreed to loan such amount to WKA or the Condo Entity, as applicable (each of WKA and the Condo Entity, as applicable, agree to use its best efforts to cause such construction financing lender to do so) or, if such construction financing lender has not agreed to do so, the purchase price shall be paid simultaneously with the closing of the sale of such Condominiums to third party investors and the Partnership shall be entitled to retain a lien against such property to receive the payment thereof.

               (E) Because it is anticipated that the Condominiums will be constructed in sections, the provisions above relating to the transfer of and payment for the land on which the Condominiums will be built shall be applicable to each section.

               (F) In the event WKA or the Condo Entity, as applicable, undertakes construction of the Condominiums (or any of them), WKA or the Condo Entity, as applicable, and not the Partnership, shall indemnify, defend, and hold harmless the Partnership, the Partners

                                       35







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



and their respective agents, officers, directors, shareholders, successors and assigns from and against any and all liability, damage, cost and expense
(including legal fees and court costs) associated with the development, financing, construction and sale of the Condominiums upon the procedures set forth in Section 12.02(D) hereof.

               (G) The Partnership shall offer to place such Condominiums into a rental pool program operated by the Partnership under the Management Agreement pursuant to which a percentage of gross revenues derived from the occupancy of such Condominiums shall be paid to the Partnership in consideration for its conducting the program. The terms of such rental pool arrangements shall be substantially similar to the arrangements for similar units at the Hyatt Dorado Beach Hotel and Palmas del Mar. Neither WKA nor any of its affiliates will offer or otherwise make available to any owner of a Condominium any rental pool arrangement or similar arrangement with respect to such Condominiums except through the Partnership. Each guest occupying a Condominium (and owner, when occupying such Condominium) shall be entitled to use the facilities of the Project on the same terms as are generally made available to guests of the Resort.

          SECTION 4.16. ADDITIONAL FINANCIAL INFORMATION. The Partner acknowledge that because the fiscal years of the Partnership, the Resort and each of the General Partners are different, certain additional financial information and accounting reviews may be necessary in order to provide each General Partner with sufficient information to meet its own financial reporting needs and obligations. The Partnership, at its sole cost and expense shall furnish or cause to be furnished to each General partner such additional information as each General Partner shall reasonably request. Such additional information may be furnished or provided by

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



the accountants for the Partnership or the accountants for the General Partner requesting such information at the Partnership's expense, or a combination of both. The General Partners shall cause the Partnership to furnish such information so that each of the General Partner's needed are met in the manner most economical to the Partnership.

                                  ARTICLE FIVE

                             THE PRE-OPENING PERIOD

          SECTION 5.01. THE DEVELOPMENT COMMITTEE. The Partnership hereby establishes a committee (the "Development Committee") to consist of two persons; one person designated by the WKA General Partner and one person designated by the KG General Partner. The person initially designated by the WKA General Partner shall be Hugh A. Andrews and the person initially designated by the KG General Partner shall be Shunsuke Nakane. Either General Partner shall have the right to change such designee upon written notice given to the other General Partner and such other General Partner's designee. The designation set forth in such notice shall not be effective until actually received by the other General Partner and its designee. Subject to the direction and control of the General Partners, the Development Committee shall be responsible for administering the Partnership's activities in connection with the Project, the disbursement of amounts relating to the Construction Phase as the same shall been approved by the Partnership, the solicitation of bids for construction contracts relating to the Project and the negotiation of the terms thereof, the making of recommendations as to the Development Budget, the setting of the Commencement Date and the administration of the overall design and development of the Project in accordance with the Development Budget and the Plans and

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



Specifications. The Development Committee shall respond to questions, initiate correspondence, submit appropriate information to the General Partners in connection with Major Decisions and otherwise administer the day to day affairs of the Partnership to effect completion of the Project. The Development Committee may only act by joint consent of its members. The Committee shall not, however, have the authority to authorize a Major Decision, it being the intention of the Partners that any action involving a Major Decision be made exclusively as provided in Section 4.05. Unless otherwise determined by mutual consent of the General Partners, the power and authority of the Development Committee shall cease upon the Final Completion Date.

          SECTION 5.02. REIMBURSEMENT OF EXPENSES. Annexed hereto as Exhibit E are to the expenses incurred and commitments made to date by the General Partners or their affiliates and by the Resort Manager in connection with the Project. The General Partners shall promptly submit to the Partnership an estimate of expenses to be incurred by the Partnership prior to its purchase of the Project, in such detail and with such supporting data as the Partnership shall reasonably request. The Partners shall make their respective Capital Contributions to provide for prompt reimbursement of all such expenses and commitment incurred to date and all such expenses and commitments reasonably incurred or made by such General Partners, as determined by the Partnership, and to provide for payment in a timely manner of all expenses to be incurred by or on behalf of the Partnership or the General Partners in connection with the Project. The Partners anticipate that initial Capital Contributions will be required shortly after the execution of this Venture Agreement and that additional amounts will be required prior to the acquisition of the El Conquistador land and buildings by the Partnership.

          SECTION 5.03. CONDUCT OF NEGOTIATIONS. The WKA General Partner shall be

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



primarily responsible for conducting negotiations on behalf of the Partnership with the Land Administration of Puerto Rico and other government agencies in connection with the acquisition of the El Conquistador land and buildings and related parcels of real property for the Project. The other General Partner shall have the right to participate in such negotiations but shall have no right to independently conduct such negotiations on behalf of the Partnership. All material decisions with respect to such negotiations shall be made by the General Partners.

          SECTION 5.04. CONDITIONS TO ACQUIRING THE PROJECT. The Partnership shall not close the acquisition of the El Conquistador land and buildings from the Land Administration of Puerto Rico until the following conditions shall have been satisfied or waived by the written consent of the General Partners:

               (A) The KG General Partner shall have received a copy of the written arrangements among the partners of WKA concerning their ownership of and investment in WKA and such arrangements shall be reasonably satisfactory to the KG General Partner.

               (B) The General Partners shall have received all environmental, engineering, toxic waste and other professional studies which they shall require and the results of such studies shall be reasonably satisfactory to each of the General Partners.

               (C) All governmental approvals, including zoning and building permits necessary for the commencement of the construction and renovation of the Project shall have been obtained, including the following:

                    (i) Endorsements of an Engineering and Planning Approvals of the Puerto Rico Aqueduct and Sewer Authority and Puerto Rico Electric Power Authority;


                    (ii) Approval of Puerto Rico Environmental Quality Board;


                                       39







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


                    (iii) Approval of an environmental impact statement for the Project by the Puerto Rico Planning Board, Municipality of Fajardo, Puerto Rico Highway Authority, Puerto Rico Tourism Company, Puerto Rico Telephone Company, Puerto Rico Electric Power Authority, United States Fish and Wildlife Service, Department of Natural Resources, and the Puerto Rico Environmental Quality Board;

                    (iv) Siting Permit from the Puerto Rico Planning Board;

                    (v) Approval of preliminary development plans for the first construction stage of the Project by the Administration of Regulations and Permits; and

                    (vi) Construction Permit.

               (D) The KG General Partner shall have received any necessary approvals of the Japanese Ministry of Finance with respect to the KG General Partner's investment in the Partnership.

               (E) Each of the General Partners shall have approved the Total Project Costs including the respective amounts of the Hard Costs and the Soft Costs and the items thereof.

               (F) Each of the General Partners shall be satisfied as to the terms and commitments of the First Mortgage Loan and the Subordinated Mortgage Loan.

               (G) Each of the General Partners shall have received title and survey reports with respect to the Project and such reports shall be reasonably satisfactory to each General Partner.

               (H) Each of the General Partners shall have approved the terms and conditions of the contract to acquire the existing El Conquistador and buildings from the Land

Administration of Puerto Rico.

               (I) Each of the General Partners shall be satisfied that the Partnership will be acquiring all the real property or the sufficient rights thereto, including Palominos Island, which is contemplated to constitute the Project.

          SECTION 5.05. CONTRACTORS. Without the consent of the General Partners as provided in Section 4.05 hereof as required for a Major Decision, the Partnership shall not enter into any agreement with a general contractor or any subcontractor for the provision of any labor or materials in connection with the construction, renovation or development of the Project unless such contract or subcontract provides for a guaranteed maximum price for the furnishing of such labor or materials in accordance with Plans and Specifications and further provides for delivery to the Partnership of a full and complete performance (and payment, if applicable) bond in respect of such contract, issued by a financially responsible surety acceptable to the General Partners.

          SECTION 5.06. COOPERATION. Each General Partner shall cause its designee on the Development Committee to act reasonably and to cooperate with the other member of the Development Committee to make decisions and take action necessary and advisable to complete the Project in a prompt and efficient manner within the Development Budget and within the current expectations of the General Partners that the Resort will be a first class, luxury destination mega-resort. Each of the General Partners will use their best efforts to ascertain and confirm as soon as practical and with a high degree of certainty that the Construction Phase of the Project can be completed within the budgeted Hard Costs, such certainty to include the obtaining of guaranteed maximum construction contracts with respect to the construction aspects

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

and renovations of the Project, and to ascertain and confirm that the entire Project can be completed within the budgeted Total Project Costs, such certainty to include bids for and to the extent practical actual pricing of items included in the Soft Costs.

6.01.

                                   ARTICLE SIX

                            LOANS TO THE PARTNERSHIP

          SECTION 6.01. DEFICIENCY LOANS. If at any time after all Capital Contributions of the Partners have been made but prior to the expiration of five years from the Commencement Date, the Partnership has insufficient funds available to pay any portion of the Total Project Costs, operating costs or any other fees or expenses related to the Project or operation of the Resort, the Partnership's business or the liquidation or winding up of the Partnership, including payment of liabilities or reserves for liabilities, the WKA General Partner shall notify (the "Call Notice") each of the General Partners in writing of the amount needed (the "Deficiency") pay such costs, fees or expenses. With thirty (30) days after the receipt of the Call Notice each of the KG General Partner and the WKA General Partner shall advance to the Partnership one-half of the amount of the Deficiency. All such advances shall constitute loans ("Deficiency Loans") to the Partnership, shall be non-recourse to the Partnership and the General Partners of the Partnership and shall be subordinate to the First Mortgage Loan and the Subordinated Mortgage Loan. Deficiency Loans shall be repaid on or before the expiration of nine years from the Commencement Date (subject to prepayment as provided in Section 6.03 hereof) and shall bear interest at the same rate of interest as the First Mortgage Loan (computed with respect to all costs of such financing, including fees payable to credit enhancers, trustees and others).

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

Notwithstanding the foregoing, at no time shall either the KG General Partner or the WKA General Partner be required to make Deficiency Loans to the Partnership in excess of $10,000,000 in principal amount each outstanding at any time.

          SECTION 6.02. ADDITIONAL LOANS. If at any time after all Capital Contributions have been made and either (i) there is outstanding Deficiency Loans in the aggregate principal amount of $20,000,000 or (ii) the obligation of the General Partners to make Deficiency Loans has terminated, the Partnership has insufficient funds to meet any of its obligations other than obligations to any of its Partners, then the General Partners shall have the right, but not the obligation, to fund such deficiencies by making additional loans ("Additional Loans") to the Partnership in the amounts necessary to meet such obligations but only if the reasonable needs of the Partnership's business so require. If both General Partners desire to make such Additional Loans to the Partnership, each shall have the right to do so up to 50% of the amount needed or in such other proportion as they shall agree. If only one General Partner desires to make an Additional Loan, such General Partners shall have the right to make such Additional Loan for the full amount needed. Additional Loans shall be repaid on or before the expiration of ten years from the date each is made (subject to prepayment as provided in Section 6.05 hereof) and shall bear simple interest at the rate per annum equal to the lesser of the prime rate announced in New York City by The Chase Manhattan Bank, N.A. from time to time as its "Prime Rate" or the maximum lawful rate under applicable law. All Additional Loans shall be non-recourse to the Partners of the Partnership and shall be subordinate to the First Mortgage Loan and Subordinated Mortgage Loan but senior to Deficiency Loans and all other distributions to the Partners hereunder and shall be paid only in accordance with Section 6.04 hereof.

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

          SECTION 6.03. KG LOANS.

               (A) At the time of delivery of the Call Notice with respect to any Deficiency Loan, the WKA General Partner may include in the Call Notice a request that the KG General Partner make a loan (the "KG Loan") to the WKA
General Partner in principal amount up to one-half of the amount of the Deficiency. In such event, within thirty (30) days after the receipt of the Call Notice, the KG General Partner shall advance to the WKA General Partner such amount.

               (B) Upon receipt of such amount, the WKA General Partner shall use such funds to immediately make its share of the Deficiency Loan to the Partnership as provided in Section 6.01. Anything in Section 6.01 to the contrary notwithstanding, and provided the WKA General Partner has requested that the KG General Partner make a KG Loan, the WKA General Partner shall have no obligation to make any Deficiency Loan to the Partnership unless it concurrently receives the proceeds of a KG Loan in like amount.

               (C) All KG Loans shall be for a term ending nine years after the Commencement Date, shall bear interest at the same rate as the First Mortgage Loan (computed with respect to all costs of such financing, including fees payable to credit enhancers, trustees and others), and shall be secured by all of WKA's Interests in the Partnership, both as a General and a Limited Partner, pursuant to the terms of a security agreement (the "Security Agreement") in the form of Exhibit F annexed hereto which shall be executed and delivered concurrently herewith. The KG General Partner shall only be obligated to make a KG Loan if, at the time such loan is made, the security interest granted under the Security Agreement constitutes a valid first priority lien on such Interests. The Partnership shall grant the KG General Partner a third

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

mortgage on the Resort (and in the form and of substance reasonably satisfactory to the KG General Partner), subordinate to the First Mortgage Loan and the Subordinated Mortgage Loan, as security for Deficiency Loans made by the WKA General Partner which Deficiency Loans have been assigned to the KG General Partner as additional security for the KG Loans. This mortgage shall be released upon payment in full of the KG Loans. The costs and expenses associates with the preparation and recording of such mortgage and assignment thereof shall be paid by the Partnership.

               (D) The obligation to pay principal and interest to the KG General Partner in respect of any KG Loan shall be non-recourse to WKA or any successor thereto or transferee thereof, or any partner, employee or agent of WKA or such successor or transferee.

               (E) WKA shall be obligated to pay principal and interest on the KG Loans solely from (i) the proceeds of loans received by WKA from the Resort Manager out of the Basic Management Fee as provided in that certain agreement of even date herewith among WKA, the KG General Partner and the Resort Manager, a copy of which is annexed as Exhibit F to the Management Agreement, (ii) amounts paid by the Partnership to WKA in respect of Deficiency Loans and (iii) the proceeds of any collateral securing such KG Loans, except that WKA shall have the right, but not the obligation, to pay the KG Loans from any other sources. WKA hereby assigns to the KG General Partner its right to receive payments from the Partnership in respect of Deficiency Loans. WKA hereby authorizes and directs the Partnership, for so long as the KG Loans are outstanding, to pay to the KG General Partner at the address provided herein all sums which WKA is entitled to receive from the Partnership in repayment of Deficiency Loans. Notwithstanding the payment of such sums to the KG General Partner,

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

such sums shall be deemed to be in payment of the obligations of the Partnership to WKA under the terms hereof with respect to Deficiency Loans owed to WKA.

               (F) Upon the foreclosure of the security interest granted the KG General Partner pursuant to the terms of the Security Agreement and the substitution of the party acquiring the Interest of WKA under the Venture Agreement in accordance with the Act, as both a Limited Partner and a General Partner for WKA, the obligations of WKA under this Venture Agreement shall terminate.

               (G) The Partnership and WKA will, at all times, maintain accurate books and records duly marked with an entry showing the assignment of the Interest of WKA, as both a Limited Partner and a General Partner, to Secured Party under the Security Agreement as contemplated herein.

          SECTION 6.04. REPAYMENT OF LOANS. Subject to appropriate subordination agreements which may be required by the holders of the First Mortgage Loan, the Partnership shall be required to pay interest and principal on Deficiency Loans and Additional Loans solely from Operating Cashflow and Extraordinary Cashflow in the following manner and shall not be required to pay such Deficiency Loans from any other sources:

               FIRST: In payment of interest and then principal of all outstanding Additional Loans. If Additional Loans have been made by more than one General Partner, then such funds shall be applied to such loans in the same proportion as each General Partner's Additional Loan bears to the total outstanding Additional Loans, first in payment of interest and then principal;

               SECOND:  one-half to interest and then  principal  of  Deficiency
Loans


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

made by the KG General Partner and one-half to interest and then principal of Deficiency Loans made by the WKA General Partner.

               Operating Cashflow shall be paid in reduction of such loans at least once per year on or before the 120th day following the end of the Partnership's fiscal year. Extraordinary Cashflow shall be paid in reduction of such loans as soon as practical after the receipt of such proceeds.

          SECTION 6.05. ASSUMPTION OF LETTER OF CREDIT OBLIGATIONS. Concurrently herewith, the KG General Partner is executing an assumption agreement in the form of Exhibit G annexed hereto pursuant to which it is assuming 70% of the liability under the irrevocable letter of credit in the principal amount of $1,650,000 which was furnished by Williams Hospitality Management Corporation to secure the performance of the Partnership in negotiating the acquisition from the Land Administration for Puerto Rico of the existing El Conquistador land and buildings and Kumuagai Properties, Inc. is executing a guaranty of such assumption in the form of Exhibit I annexed hereto. Concurrently herewith, the WKA General Partner is executing an assumption agreement in the form of Exhibit K annexed hereto pursuant to which it is assuming 30% of the liability under the aforesaid irrevocable letter of credit. The Partnership hereby assumes and agrees to defend, indemnify and hold the Resort Manager harmless from and against any liability it may have whatsoever arising under such irrevocable letter of credit.

                                  ARTICLE SEVEN

               CAPITAL ACCOUNTS; ALLOCATION OF PROFITS AND LOSSES


          SECTION 7.01. DEFINITIONS. As used in this Venture Agreement, the following

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

terms shall have the meanings hereinafter set forth:

               (A) "Net Income" and "Net Loss" shall mean, for each fiscal year of the Partnership, the Partnership's taxable income or loss for such fiscal year as determined under Code Section 703(a) and Treas. Reg. 'SS' 1.703-1, but with the following adjustments:

                    (1) Net Income and Net Loss shall be adjusted to treat items of tax-exempt income described in Code Section 705(a)(1)(b) as items of gross income, and to treat as deductible items all nondeductible, noncapital expenditures (other than expenses in respect of which an election is made under Code Section 709) describe in Code Section 705(a)(2)(B), including any items treated under Treas. Reg. 'SS' 1.704-1(b)(2)(iv)(i) as items described in Code
Section 705(a)(2)(B).

                    (2)  Items  of   Depreciation,   and  Gain  from  a  Capital
Transaction and Net Loss from a Capital Transaction shall be excluded from the computation of Net Income or Net Loss.

               (B) "Gain from a Capital Transaction" and "Net Loss from a Capital Transaction" shall mean, for each fiscal year of the Partnership, the gain and loss, respectively, realized by the Partnership from a Capital Transaction.

         SECTION 7.02.     DEFINITION OF CAPITAL ACCOUNTS.

               (A) Capital Accounts. The Partnership shall establish and maintain "Capital Accounts" for each Partner throughout the full term of the Partnership in accordance with Treas. Reg. 'SS' 1.704-1(b)(2)(iv), as such regulation may be amended from time to time. To the extent not inconsistent with such rules, the following provisions shall apply:

               The Capital Account of each Partner shall be credited with (i) each

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

Partner's Capital Contribution and (ii) such Partner's share of Net Income and Gain from a Capital Transaction (or items thereof). The Capital Account of each Partner shall be debited by (i) the amount of distributions made to such Partner (other than distributions in repayment of debt, as payment of interest or as fees (including the Incentive Management Fee) or reimbursement of expenses) and
(ii) such Partner's share of Net Loss, Net Loss from a Capital Transaction and Depreciation (or items thereof) including expenditures which can neither be capitalized nor deducted for tax purposes.

               (B) "Target Capital Account" shall mean for any Partner the Capital Account of such Partner as of the most recently completed fiscal year which would equal the hypothetical distribution that any such Partner would receive if the Partnership sold all of its assets (including cash) for cash equal to the tax basis of such assets as of the end of such fiscal year (or book value if an adjustment has been made pursuant to Regulation 'SS'1.704-1(b)(2)(iv)(g) and all liabilities allocable to those assets were due and satisfied according to their terms (limited with respect to each nonrecourse liability to the book basis of the assets securing that liability (or book value if an adjustment has been made pursuant to Regulation 'SS'1.704-1(b)(2)(iv)(g)) and all net assets of the Partnership (including the proceeds from the disposition) were distributed pursuant to Section 8.02 hereof as of the last day of such fiscal year reduced by each Partner's share of Partnership Minimum Gain and Partner Minimum Gain immediately prior to the hypothetical sale and such Partner's share of Distributable Cash which if taken into account hereunder shall not be taken into account when distributed.

          SECTION 7.03. ALLOCATIONS OF INCOME AND LOSS. Income and losses of the Partnership shall be allocated and charged to the Capital Accounts of the Partners in accordance

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

with the provisions of the Appendix attached hereto, all the terms of which are incorporated herein by reference.

          SECTION 7.04. SPECIAL PARTNERSHIP ELECTION. The Partnership and each of its Partners shall prepare, execute and file appropriate documents and returns with the taxing authorities or otherwise in a manner so as to reduce, minimize or eliminate Puerto Rican income taxes payable including, without limitation, the election by the Partnership to be treated for Puerto Rican income tax purposes as a special purpose partnership.

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

                                  ARTICLE EIGHT

                            PARTNERSHIP DISTRIBUTION

          SECTION 8.01. DISTRIBUTABLE CASH FROM OPERATIONS. Distributable Cash shall be distributed at least once per year on or before the 120th day following the end of the Resort's fiscal year and shall be distributed and applied in the following order of priority:

               (A) Payment of the Preferred Return to the KG General Partner and the Class A Limited Partners for such fiscal year to the extent not previously paid from Distributable Cash from a Capital Transaction. If the Distributable Cash is insufficient to pay such Preferred Return in full, then the Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners and the amount of any Preferred Return unpaid shall become Deferred Preferred Return.

               (B) Payment of any Deferred Preferred Return to the KG General Partner and the Class A Limited Partners. If such Distributable Cash is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash shall be paid to each Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return portions.

               (C) Payment of the Preferred Return to the WKA General Partner and Class B Limited Partners or such fiscal year to the extent not previously paid from Distributable Cash from a Capital Transaction. If such Distributable Cash is insufficient to pay such Preferred Return in full, then such Distributable Cash shall be paid to each such Partner in the same ratio

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

as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and Class B Limited Partners and the amount of any Preferred Return unpaid shall become Deferred Preferred Return.

               (D) Payment of any Deferred Preferred Return to the WKA General Partner and Class B Limited Partners. If such Distributable Cash is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and the Class B Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return portions.

               (E) Payment of the Incentive Management Fee.

               (F) Any Balance remaining shall be paid to the Partners in accordance with their Residual Partnership Interests.

          SECTION 8.02. DISTRIBUTABLE CASH FROM A CAPITAL TRANSACTION. As soon as practical after the receipt of the proceeds from a Capital Transaction, the Partnership shall distribute and apply the distributable Cash from a Capital Transaction in the following order of priority:

               (A) Payment of the Preferred Return to the KG General Partner and the Class A Limited Partners for the current Fiscal Year. If the Distributable Cash from a Capital Transaction is insufficient to pay such Preferred Return in full, then the Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and

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

Class A Limited Partners.

               (B) Payment of any Deferred Preferred Return to the KG General Partner and the Class A Limited Partners. If such Distributable Cash from a Capital Transaction is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A
Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and them to the oldest Preferred Return portions.

               (C) Payment of the Preferred Return to the WKA General Partner and Class B Limited Partners for the current Fiscal Year. If such Distributable Cash from a Capital Transaction is insufficient to pay such Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and Class B Limited Partners.

               (D) Payment of any Deferred Preferred Return to the WKA General Partner and Class B Limited Partners. If such Distributable Cash from a Capital Transaction is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and the Class B Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return Portions.

               (E) Payment of any Incentive Management Fee in respect of the fiscal

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

year in which the funds constituting Distributable Cash from a Capital Transaction were received by the Partnership.

               (F) Payment of any Incentive Management Fee in respect of any preceding fiscal year of the Resort which was earned and not previously paid.

               (G) To the Partners as return of their respective Capital Contributions in an amount equal to their respective Unrecovered Capital. If the remaining Distributable Cash from a Capital Transaction is less than the Partners' Unrecovered Capital, then the remaining Distributable Cash from a Capital Transaction shall be paid to each Partner in the same proportion as each Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of all Partners.

               (H) Any balance remaining shall be paid to the Partners in accordance with their respective Residual Partnership Interests.

                                  ARTICLE NINE

                     TRANSFERABILITY OF PARTNERS' INTERESTS


          SECTION 9.01 NO TRANSFER.

               (A) Except as otherwise set forth in this Article Nine, no Partner may assign, transfer, sell, pledge, hypothecate, exchange or otherwise transfer or dispose of all or any part of its Interest, without the written consent of the General Partners. Any such attempted sale, assignment, transfer, pledge, encumbrance, hypothecation, mortgage or other disposition by a Partner without such consent shall be null and void. No sale, assignment, transfer or other alienation permitted by this Venture Agreement shall constitute or result in a termination of the

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

Partnership unless otherwise expressly provided for herein. For purposes of this
Section 9.01, a sale or transfer of all or any portion of the beneficial ownership of any General Partner shall be deemed a transfer of such General Partner's Interest.

               (B) Notwithstanding anything contained in this Article Nine, no Partner shall sell or offer for sale or solicit offers to purchase or effect any transfer of any Interest in the Partnership whether or not otherwise permitted under this Article Nine to any person

                    (i) in such a manner as to require the registration or qualification of such interest under the Securities Act of 1933, as amended, or under any applicable state, local or foreign securities laws;

                    (ii) if such sale or transfer would result in or create a prohibited transaction under, or cause the Partnership to become a "party in interest" as defined in Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or otherwise result in the holder of an Interest in the Partnership or the assets of the Partnership being subject to the provisions of ERISA;

                    (iii) if any part of the funds to be used in such purchase or transfer to acquire an interest in the Partnership constitutes assets of an employee benefit plan within the meaning of Section 3(3) of ERISA or any trust created under any such plan, or assets of a plan as defined in Section 4975(e)(i) of the Code, or any trust created under any such plan;

                    (iv) if such sale or transfer would constitute or result in a termination of the Partnership under Section 708 (or any successor provision) of the Code;

                    (v) if such sale or transfer would cause the Partnership to cease to be classified as a partnership for federal income tax purposes or the Interest of each Partner

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
to cease to be treated as a partnership interest for federal income tax purposes;

                    (vi) if such sale or transfer would constitute a default under or cause the acceleration of the First Mortgage Loan or Subordinated Mortgage Loan;

                    (vii) if the Puerto Rico Gaming Authorities require such person to be qualified or approved and such person has not been so qualified or approved prior to becoming a Partner; or

                    (viii) if such sale or transfer would adversely affect any tax exemptions granted to the Partnership by the Commonwealth of Puerto Rico.

          In connection with any sale or transfer, the General Partners or either of them may request counsel to the partnership to render its opinion to the Partnership as to whether such sale or transfer would cause a termination of the Partnership for federal income tax purposes. No offer, sale, transfer, hypothecation or pledge of any Interest may be made unless the Partnership shall have received an opinion of counsel satisfactory to the General Partners that such proposed sale or transfer is exempt from registration under the federal securities laws and any applicable state or local securities laws.

          SECTION 9.02. NO WITHDRAWAL. Prior to the Commencement Date, no Partner shall withdraw, retire or resign from the Partnership or sell, assign, transfer, pledge or hypothecate its Interest. After the Commencement Date, except as provided in Section 9.06 or 9.07 hereof, no General Partner shall withdraw, retire or resign from the Partnership without the prior written consent of the other General Partner.

          SECTION 9.03. PERMITTED SALES OF LIMITED PARTNERS' INTERESTS.

               (A) After the Commencement Date, any Limited Partner may sell,

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



assign or transfer all or any portion of its limited partnership Interest to any of its affiliates, provided that such affiliate is admitted to the Partnership as a Class A or B Limited Partner, as the case may be, as hereinafter provided.

               (B) Any Limited Partner (the "Selling Partner") desiring to sell or otherwise dispose of all or any part of its Interest as a Limited Partner to an unaffiliated third party after the Commencement Date shall first offer (the "Offer") in writing to sell such Interest or part thereof to the General Partners in equal shares. If the Selling Partner is also a General Partner, such Offer shall only be made to the other General Partner. Such Offer shall set forth the price (the "Offering Price") and the terms at which the Selling Partner desires to sell such Interest including copies of any third party offer received by such Selling Partner. The General Partner(s) receiving such Offer shall have the right, but not the obligation, to accept such Offer by written notice of acceptance within 30 days from their receipt of the Offer. If the Offer is not accepted in full by such General Partners, the Selling Partner shall offer the Interest not so accepted to the General Partner who shall have accepted the Offer and such General Partner shall have the right, but not the obligation, to accept such additional Offer by written notice of acceptance within 30 days from its receipt of such additional Offer. If the Selling Partner is also a General Partner, such additional offer need not be made to such General Partner. The General Partners shall have the right to accept the Offer in such other proportion as they shall agree. If the Offers are not accepted by the General Partners with respect to the entire Interest being offered by such Selling Partner, then the Selling Partner shall be free for a period of 180 days thereafter to enter into a binding contract with an unaffiliated third party for the sale of such Interest for a price not less than 95% of the Offering Price and otherwise on such material terms

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and conditions as are not more  favorable to the purchaser than those  contained in the Offer; provided, however, that if the sale of such Interest is not consummated within 60 days after the entry into such contract, the Selling Partner's Interest in the Partnership shall again be subject to the restrictions of this Section 9.03.

               (C) Upon the consummation of sale or transfer permitted under this Section 9.03, the purchaser or transferee of such Interest shall be admitted as a Class A or Class B Limited Partner, as the case may be.

          SECTION 9.04. PERMITTED SECURITY INTEREST. WKA shall have the right to grant a security interest in all or any part of its Interests in the Partnership, both as a General Partner and a Limited Partner, to secure payment of the KG Loans as provided in Section 6.03 hereof.

          SECTION 9.05. WITHDRAWAL OR TRANSFER BY GENERAL PARTNER.

               (A) A General Partner shall be entitled to withdraw from the Partnership only in connection with a transfer of its General Partner Interest otherwise permitted under this Venture Agreement.

               (B) Any General Partner (the "Selling General Partner") desiring to sell or otherwise dispose of all of its Interest as a General Partner to an unaffiliated third party at any time after the expiration of nine years after the Commencement Date, shall first Offer in writing to sell such Interest to the other General Partner. Such Offer shall set forth the Offering Price and the terms at which the Selling General Partner desires to sell such Interest including copies of any third party offer received by such Selling General Partner. The other General Partner shall have the right, but not the obligation, to accept such offer, in whole but not in part, by written notice of acceptance within 30 days from their receipt of the Offer. If the Offer is

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not accepted in full by such General  Partner or the Selling  General Partner is the sole remaining General Partner, then the Selling General Partner shall offer the Interest to the Limited Partners, other than Limited Partners who are also General Partners, and such Limited Partners shall have the right to accept such
additional  Offer  in  proportion  to  their  respective  Residual   Partnership
Interests, by written notice of acceptance within 30 days from their receipt of such additional Offer. If the Offer is not accepted in full by such Limited Partners, the Selling General Partner shall Offer the Interest not so accepted to the Limited Partners who shall have accepted the Offer and such Limited Partners shall have the right, but not the obligation, to accept such additional Offer in proportion to their respective Residual Partnership Interests, by written notice of acceptance given within 15 days of their receipt of such additional offer. The Limited Partners entitled to receive an Offer from the General Partner shall have the right to accept the Offers in such other proportion as they shall agree. If the Offers are not accepted by the General and/or Limited Partners with respect to the entire General Partner Interest of such Selling General Partner, then the Selling General Partner shall be free for a period of 180 days thereafter to enter into a binding contract with an unaffiliated third party for the sale of such Interest for a price not less than 95% of the Offering Price for such Interest and otherwise on such material terms and conditions as are not more favorable to the purchaser than those contained in the Offer; provided, however, that if the sale of such Interest is not consummated within 60 days after entry into such contract, the Selling General Partner's Interest in the Partnership shall again be subject to the restrictions of this Section 9.05;

               (C) Upon the consummation of any sale or transfer permitted under this Section 9.05, the purchasers or transferees of such Interest shall be admitted as a General

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Partner  except that if the Selling  Partner is not the sole  remaining  General
Partner, the remaining General Partner(s) may require that such purchaser or transferee be admitted only as a Limited Partner: a Class A Limited Partner if the Selling General Partner was the KG General Partner and a Class B Limited Partner if the Selling General Partner was the WKA General Partner.

          SECTION 9.06. EFFECT OF BANKRUPTCY, DEATH OR INCOMPETENCE OF A LIMITED PARTNER. The Bankruptcy, death or dissolution of a Limited Partner or an adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity), shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. In the event of the Bankruptcy, death or dissolution of a Limited Partner, the trustee, receiver, executor, administrator or trustee of its estate, or if he is adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate or property and such power as the Bankrupt, deceased, dissolved or incompetent Limited Partner possessed to assign all or any part of its Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Limited Partner. The estate of a deceased,
dissolved  or  incompetent   Limited  Partner  shall  not  be  relieved  of  any
liabilities and obligations of the deceased, dissolved or incompetent Limited Partner to the Partnership under this Agreement.

          SECTION 9.07. BANKRUPTCY OF A GENERAL PARTNER. In the event of the Bankruptcy or dissolution of a General Partner, the Partnership shall not be dissolved unless such General Partner is the sole remaining General Partner. Upon the Bankruptcy or dissolution of a General Partner, provided the Partnership is not thereby dissolved, such Genal Partner shall immediately cease to be a General Partner and its Interest as a General Partner shall become the Interest of

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a Limited Partner (Class A Limited  Partner if such Bankrupt  General Partner is the KG General Partner and a Class B General Partner if such Bankrupt General Partner is the WKA General Partner). Such event shall not affect any rights, including rights to fees hereunder, or liabilities of the former General Partner which matured or were earned prior to the Bankruptcy or dissolution or the value at the time of such Bankruptcy or dissolution of its Interest. If at the time of the Bankruptcy or dissolution of a General Partner such General Partner was not the sole General Partner of the Partnership, the remaining General Partner shall immediately make such amendments of this Venture Agreement and execute and file such amendments, certificates or other instruments as are necessary to reflect the withdrawal.

          SECTION 9.08. EFFECT OF TRANSFER. A Partner selling, transferring or assigning all or any portion of its Interest hereunder shall pay all taxes and fees incurred by the Partnership or any other Partner as a result of any transfer of all or any portion of such Partner's Interest in the Partnership. Any purchaser, transferee or assignee of a Partner's Interest shall be bound by all of the terms and conditions of this Venture Agreement, including this Article Nine, with the same force and effect as if such transferee had been a signatory and an original party to this Venture Agreement in the place and stead of its transferor. No sale, transfer or assignment shall be effective and no purchaser, transferee or assignee of any Interest shall be admitted to the Partnership unless and until such purchaser, transferee or assignee shall have accepted and agreed to be bound by the terms and conditions of this Venture Agreement and expressly assumed all obligations of the transferor with respect to such Interest, except those obligations which are enforceable against the transferor only by foreclosure of a lien or encumbrance on the Project or the other property or assets of the Partnership by executing a

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counterpart  hereof and other  appropriate  instruments and shall have delivered such executed counterparts and instruments to each of the General Partners.

                                   ARTICLE TEN

          RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

          SECTION 10.01. MANAGEMENT OF THE PARTNERSHIP. No Limited Partner as such shall take part in the management or control of the business of the Partnership or transact any business in the name of the Partnership. No Limited Partner as such shall have the power or authority to bind the Partnership or to sign any agreement or document in the name of the Partnership. No Limited Partner shall have any power or authority with respect to the Partnership.

          SECTION 10.02. LIMITATION ON LIABILITY OF LIMITED PARTNERS. The liability of each Limited Partner shall be limited to its Capital Contribution as and when it is payable under the provisions of this Venture Agreement. No Limited Partner as such shall have any other liability to contribute money to, or in respect of the liabilities or obligations of, the Partnership, nor shall any Limited Partner as such be personally liable for any obligations of the Partnership except as otherwise provided by law. No Limited Partner as such shall be obligated to make loans to the Partnership.

          SECTION 10.03. LIABILITY TO LIMITED PARTNERS. The General Partners shall have no fiduciary obligations to the Limited Partners as provided by the Act or the law of the State of Delaware or any other jurisdiction absent gross negligence or willful misconduct on the part of the General Partner sought to be held liable. The Limited Partners shall look solely to the

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assets of the Partnership for any liability owed to them including any return of their Capital Contributions and shall not look to the General Partners to satisfy any such liabilities.

          SECTION 10.04. POWER OF ATTORNEY. Each Class A Limited Partner hereby makes, constitutes and appoints the KG General Partner and each Class B Limited Partner hereby makes, constitutes and appoints WKA, its true and lawful attorney for itself and in its name, place and stead to make, execute, sign, acknowledge, file for recording at the appropriate public offices, and public such documents as may be necessary to carry out the provisions of this Venture Agreement, including (i) this Venture Agreement and amendments to this Venture Agreement,
(ii) any certificate and such other certificates or instruments as may be required by law or are necessary to the conduct of the Partnership business. Each Class A Limited Partner shall execute and deliver to the KG General Partner and each Class B Limited Partner shall execute and deliver to WKA, within five
(5) days after receipt of the respective General Partner's written request therefor, such other and further powers of attorney and instruments as the KG General Partner or WKA deems necessary to carry out the purpose of this Section. The foregoing grant of authority is hereby declared to be irrevocable and a power coupled with an interest and shall not be affected by the Bankruptcy, death or disability of any Limited Partner and the assignment by any Limited Partner of its Interest; provided that in the event of an assignment of its entire Interest, the foregoing power of attorney of an assignor Limited Partner shall survive such assignment only until such time as the assignee is admitted to the Partnership as a Limited Partner and all required documents and instruments have been duly executed, filed and recorded to effect such substitution. In the event of any conflict or inconsistency between the provisions of this Venture Agreement and any document executed, signed or acknowledged

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

by the KG General Partner and/or WKA or filed for recording or published pursuant to the power of attorney granted in this Section, this Venture Agreement shall govern.

                                 ARTICLE ELEVEN

                                    APPROVALS

          SECTION 11.01. PUERTO RICO GAMING AUTHORITY APPROVAL. Each General Partner shall use its best efforts to obtain and thereafter maintain all consents, approvals and authorizations which must be obtained and maintained by such party in order to consummate the transactions contemplated thereby and operate the Project as a first class luxury resort as presently contemplated, including, without limitation, all consents, approvals and authorizations from the Treasury of the Commonwealth of Puerto Rico and any other governmental body or agency having authority over licensing of gambling in the Commonwealth of Puerto Rico and any tax exemption granted to the Partnership by the Commonwealth of Puerto Rico; provided. however, that nothing contained in this Article Eleven shall require any General Partner to consent to modify any provisions of this Venture Agreement or any other document referred to herein in any manner materially adverse to its best interests.

          SECTION 11.02. APPROVAL OF JAPANESE MINISTRY OF FINANCE. The KG General Partner shall use its best efforts to obtain as promptly as practical all approvals of the Japanese Ministry of Finance or other governmental authorities as may be necessary to permit the KG General Partner to invest in the Partnership and perform its obligations hereunder.

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                                 ARTICLE TWELVE

                             PARTNERSHIP OBLIGATIONS

          SECTION 12.01. NATURE OF OBLIGATIONS. The General Partners are acting as joint developers of the Project and are sharing responsibility for completing the Project on time and within a budget mutually agreed to by the General Partners, all in accordance with the terms of this Venture Agreement. Except as provided in Article Three with respect to Capital Contributions and Article Six with respect to Deficiency Loans and KG Loans, all obligations of and expenses and losses incurred by the Partnership or any General Partner on behalf of the Partnership, and all payments made by the General Partners in connection with the Partnership and the Project, including any liability for damages arising out of claims or actions against any of the General Partners on account of the ownership or operation of the Project, shall be obligations of the Partnership and shall be satisfied out of the assets of the Partnership. Any indebtedness of this Partnership, including any loans contemplated by this Venture Agreement, which is secured by a mortgage, security interest or other lien or encumbrance on the Project or the interests of the Partners in the Partnership, its assets, profits and distributions and any mortgages, security interests or other liens or encumbrances executed or granted in connection therewith, shall expressly provide (unless the General Partners shall otherwise agree in writing) that the obligee shall look solely to its security interest in the Project or the interests of the Partners in the Partnership, its assets, profits and distributions for the payment of any and all amounts due under the term of such instruments and that the Partners shall have absolutely no personal liability for the payment of such indebtedness or for any deficiency judgment resulting from the foreclosure of such mortgage, security interest or liens.

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         SECTION 12.02. INDEMNITIES.

               (A) The Partnership shall defend, indemnify and hold harmless each General Partner from and against all claims, demands, actions, suits, proceedings, losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonably, attorneys fees and disbursements (collectively, "Losses") arising from (i) any act taken on behalf of or reasonably believed by such General Partner to be taken on behalf of the Partnership other than willful misconduct or gross negligence of the indemnified General Partner.

               (B) Each General Partner shall defend, indemnify and hold the Partnership and the other General Partner harmless against and from all Losses which shall or may arise by reason of anything done or omitted to be done by the indemnifying General Partner (through or by its agents, employees or other representatives) constituting gross negligence or willful misconduct.

               (C) Each General Partner shall defend, indemnify and hold the Partnership and the other General Partner harmless against and from any Loss asserted by a transferee of all or any portion of such General Partner's Interest as a Limited Partner.

               (D) For purposes of this Section, the party entitled to indemnification shall be known as the "Injured Party" and the party required to indemnify shall be known as the "Other Party." In the event that the Other Party shall be obligated to the Injured Party pursuant to this Section or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Other Party may become obligated to the Injured Party hereunder, the Injured Party shall give prompt written notice to the Other Party of the occurrence of such event. The Other Party shall have the right to defend, contest or otherwise

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protect against any such suit, action, investigation, claim or proceeding at the
Other Party's own cost and expense by counsel of its own choice reasonably satisfactory to the Injured Party. The Injured Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of its own choice. In the event that the Other Party fails timely to
defend,   contest  or  otherwise   protect   against  any  such  suit,   action,
investigation, claim or proceeding, the Injured Party shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the
Other  Party,   including,   without  limitation,   reasonable  attorneys  fees,
disbursements  and  all  amounts  paid  as  a  result  of  such  suit,   action,
investigation, claim or proceeding or compromise or settlement thereof. In the event the Injured Party elects at any time not to seek or continue to rely upon indemnification from the Other Party with respect to any Loss, it shall have the right to pay, defend, contest or otherwise protect against the same at its sole cost and expense and the Other Party shall have no liability to the Injured Party in respect of such Loss and no right to defend or participate in the defense of such Loss. Anything to the contrary herein notwithstanding, prior to finally settling any such claim, suit, action or proceeding, the Other Party shall give the Injured Party notice of its intention to settle same and the terms of such proposed settlement. If the Injured Party shall object to such proposed settlement within ten days after its receipt of such notice, then the Injured Party shall thereafter, at its sole expense, assume the control and defense of such claim, suit, action or proceeding. In such event, the Other Party shall not be relieved from its obligations hereunder but such obligation shall be limited with respect to the amount of such claim, suit, action or proceeding in the sense that its liability may not be greater than the amount for which the same could have been settled

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as proposed by the Other Party and will not be greater than the amount for which such suit, action, claim, investigation or proceeding is ultimately resolved. If the Injured Party does not object to the terms of the proposed settlement within the aforesaid ten day period, then the Other Party shall have the right to consummate such proposed settlement upon the terms set forth in the aforesaid notice. Failure to give the Other Party timely notice of any claim, suit, action or proceeding shall in no way relieve such party from its obligation to indemnify the Injured Party except to the extent of losses actually caused to the Other Party by reason of such failure.

                                ARTICLE THIRTEEN

                           TERMINATION AND LIQUIDATION

          SECTION 13.01. TERMINATION. The Partnership shall terminate upon the occurrence of any one of the following events:

               (A) The end of its term as provided in Section 2.04 hereof.

               (B) Mutual agreement of the General Partners.

               (C) The sale or abandonment of all or substantially all of the Resort.

               (D) Bankruptcy of the sole remaining Genal Partner unless within 90 days after such Bankruptcy, all Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal of the Bankrupt General Partner, of one or more additional General Partners.

          SECTION 13.02. WINDING UP. Upon termination of the Partnership for any reason, the Partnership shall continue its business solely for the purpose of winding up its affairs and shall be liquidated as rapidly as business judgment permits. All decisions with respect to

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disposition  of  Partnership  assets,  collection  or  compromise of any amounts receivable and payment or compromise of any amounts payable by the Partnership shall be made only with the consent of all General Partners except any General Partner who is in Bankruptcy. The assets of the Partnership or proceeds thereof shall be applied for the following purposes in the following order:

               (A) Payment or provision for payment of all just debts and obligations of the Partnership to creditors (other than Deficiency Loans, Additional Loans, Preferred Returns, Deferred Preferred Returns and Incentive Management Fees) and for the expenses of winding up the affairs of the Partnership.

               (B) Payment of interest and then principal on the Deficiency Loans and Additional Loans in the order of priority and in such proportions as set forth in Section 6.04 hereof.

               (C) Payment of Distributable Cash in accordance with Section 8.01 with respect to any Fiscal Year for which such distributions had not been made.

               (D) In accordance with the order of priority of the distribution of Distributable Cash from a Capital Transaction as provided in Section 8.02 hereof.

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

                                ARTICLE FOURTEEN

              REPRESENTATIONS, WARRANTIES AND ADDITIONAL COVENANTS

         SECTION 14.01. DUE ORGANIZATION.

               (A) Kumugai Caribbean, Inc. represents and warrants to each Partner that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all necessary power and authority, corporate or otherwise, to enter into this Venture Agreement, own its Interests and perform its obligations hereunder.

               (B) WKA represents and warrants to each Partner that it is a genal partnership duly organized under the laws of the State of New York and has all necessary power and authority under its partnership agreement to enter into this Venture Agreement, own its Interests and perform its obligations hereunder.

          SECTION 14.02. DUE EXECUTION AND DELIVERY. Each Partner represents and warrants to each other Partner that the execution, delivery and performance by such Partner of this Venture Agreement have been duly authorized by all necessary corporate or partnership action, as the case may be, on the part of such Partner, and no further action or approval is required in order to constitute this Venture Agreement as the valid and binding obligation of such Partner, enforceable in accordance with its terms.

          SECTION 14.03. BINDING OBLIGATION. Each Partner represents and warrants to each other Partner that this Venture Agreement constitutes the legal, valid and binding obligation of such Partner, enforceable in accordance with its terms.

          SECTION 14.04. INVESTMENT. Each Partner represents and warrants to each other

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

Partner that such Partner is acquiring its interest in the Partnership for its own account and without a view to sale or distribution.

          SECTION 14.05. OWNERSHIP OF KG GENERAL PARTNER. The KG General Partner represents and warrants to WKA that all of its outstanding capital stock is issued to and beneficially owned by Kumugai Properties, Inc., that Kumugai Properties, Inc. has the sole right to own and control the KG General Partner and that no other person, firm or entity has any rights in or right to acquire any interest in the KG General Partner.

          SECTION 14.06. OWNERSHIP OF WKA GENERAL PARTNER. WKA represents and warrants to the KG General Partner that it is directly or indirectly controlled by WMS Industries, Inc., Burton and Richard Koffman and Hugh A. Andrews and that no unaffiliated person, firm or entity has any rights to acquire any interest in WKA.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

          SECTION 15.01. FURTHER ASSURANCES. Each Partner hereby agrees to execute and deliver all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Venture Agreement and carry on the business contemplated herein.

          SECTION 15.02. EXPENSES. All costs, expenses and fees incurred by any General Partner in connection with the formation and/or operation of the business of this Partnership, the preparation, negotiation and execution of this Venture Agreement and the acquisition of the Project shall be paid for and borne by the Partnership and each General Partner shall be entitled to be reimbursed for any of such amounts paid directly by it. All of the foregoing amounts,

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other than those  incurred in  connection  with the operation of the business of the Partnership, shall be included in the Total Project Costs.

          SECTION 15.03. NOTICES. All notices, requests, statements, offers, acceptances or other writings required or permitted to be given or furnished hereunder to any Partner shall be deemed sufficiently given or furnished if in writing and delivered personally to such Partner, transmitted by confirmed fax, deposited in the United States mail, in a sealed envelope, certified, with postage prepaid, or sent by responsible overnight delivery service addressed to such Partner, at its address set forth on Exhibit H hereof or at such other address as such Partner shall have previously designated by written notice to the other Partners and shall be effective when personally delivered or transmitted, five business days after mailing or the next business day after delivery to a responsible overnight delivery service.

          SECTION 15.04. EQUITABLE REMEDIES. In the event of a breach or threatened breach of this Venture Agreement by any Partner, the remedy at law in favor of the other Partners will be inadequate and such other Partners, in addition to all other rights which may be available, shall accordingly have the right of specific performance in the event of any breach, or injunction in the event of any threatened breach, of this Venture Agreement by any Partner.

          SECTION 15.05. REMEDIES CUMULATIVE. Except as otherwise provided herein, each right, power and remedy provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein, or now or hereafter existing at law, in equity, by statute or otherwise, and the exercise or beginning of the existence or the forbearance of exercise by any party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, power or remedies.

          SECTION 15.06. CAPTIONS; PARTIAL INVALIDITY. The captions, Section numbers and Article numbers appearing in this Venture Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such Sections or Articles of this Venture Agreement nor in any way affect this Venture Agreement. If any term, covenant or condition of this Venture Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Venture Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Venture Agreement shall be valid and be enforced to the fullest extent permitted by law.

          SECTION 15.07. ENTIRE AGREEMENT. This Venture Agreement and the other documents and instruments being delivered concurrently herewith shall constitute the entire agreement among the Partners with respect to the Partnership, all prior agreements among the partners, whether written or oral, begin merged herein and of no further force and effect. This Venture Agreement cannot be changed, modified or discharged orally but only by an agreement in writing executed by all General Partners. The Venture Agreement shall be amended as may be necessary to reflect the subsequent addition, substitution or deletion of any Partner.

          SECTION 15.08. APPLICABLE LAW. This Venture Agreement shall be interpreted and construed under and governed by the Act and the laws of the State of Delaware applicable to agreements executed and performed entirely within that State.

          SECTION 15.09. COUNTERPARTS. This Venture Agreement may be executed in several original counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute but one and the same agreement.

          SECTION 15.10. SUCCESSORS. All of the provisions of this Venture Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Partners hereto. Any Partner who makes a transfer or assignment of all of its Interest permitted by the terms of this Venture Agreement shall have no further liability or obligation hereunder, except with (i) respect to claims arising prior to such transfer or assignment and the obligation to make Capital Contributions, (ii) that no assignment shall relieve the KG General Partner from its obligation to make Deficiency Loans or KG Loans, (iii) no transfer by WKA shall impair or impede the obligation of the WKA General Partner to repay the KG Loans in accordance with their terms or impair or impede the validity or integrity of the security interest granted to the KG General Partner in the Interests of WKA in the Partnership and any such transfer shall be expressly subject thereto. References in this Venture Agreement to one or more of the parties hereto, or to a "Partner" or the "Partners" shall, in the case of a transfer or assignment of any such Partner's Interest which is permitted by this Venture Agreement, be deemed to be, or to include, as the case may be, a reference to such permitted assignee or transferee and shall not be deemed to include a reference to the Partner who has transferred or assigned such Interest.

          SECTION 15.11. CONFIDENTIALITY. Each Partner agrees not to issue any press release or make any public announcement no public statement regarding this Venture Agreement without the consent of the other Partner, except as may be required by law.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first written.

                                            WKA EL CON ASSOCIATES

                                          By:  WMS El Con Corp., Partner

                                               By:/s/
                                                    ............................
                                                    Norman J. Menell, President

                                          By:  International Textile Products
                                                   of Puerto Rico, Inc., Partner

                                               By:/s/
                                                    ............................
                                                    Richard E. Koffman,
                                                    Vice President

                                          By:  KMA Associates of Puerto Rico,
                                                    Inc., Partner

                                                 By:/s/
                                                    ............................
                                                    Richard E. Koffman,
                                                    Vice President

                                          By:  Hospitality Investor Group, S.E.,
                                                   Partner

                                                 By:/s/
                                                    ............................
                                                    Hugh A. Andrews, President

                                            KUMAGAI CARIBBEAN, INC.

                                               By:/s/
                                                    ............................
                                                    Takayuki Furuta, Chairman

State of Hawaii              )
                             :  ss.:
City and County of Honolulu  )

          On January 12, 1990 before me personally came Norman J. Menell, to me known and known to me to be President of WMS El Con Corp., the corporation described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same by order of the Board of Directors.

                                                  /s/
                                                  ..............................
                                                            Notary Public

State of Hawaii              )
                             :  ss.:
City and County of Honolulu  )

          On January 12, 1990 before me personally came Richard E. Koffman, to me known and known to me to be Vice President of International Textile Products of Puerto Rico, Inc., the corporation described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same by order of the Board of Directors.

                                                 /s/
                                                 ...............................
                                                           Notary Public

State of Hawaii              )
                             :  ss.:
City and County of Honolulu  )

          On January 12, 1990 before me personally came Richard E. Koffman, to me known and known to me to be Vice President of KMA Associates of Puerto Rico, Inc., the corporation described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same by order of the Board of Directors.

                                                 /s/
                                                 ...............................
                                                            Notary Public

State of Hawaii               )
                              :  ss.:
City and County of Honolulu   )

          On January 12, 1990 before me personally came Hugh A. Andrews, to me known and known to me to be President of HASN, Inc., the corporation described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same by order of the Board of Directors.

                                                 /s/
                                                 ...............................
                                                          Notary Public
                                       79

State of Hawaii              )
                             :  ss.:
City and County of Honolulu  )

          On January 12, 1990 before me personally came Takayuki Furuta, to me known and known to me to be Chairman of Kumagai Caribbean, Inc., the corporation described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same by order of the Board of Directors.

                                                 /s/
                                                 ...............................
                                                            Notary Public

                                    APPENDIX

The following constitutes an Appendix to the EL CONQUISTADOR PARTNERSHIP L.P. VENTURE AGREEMENT, dated January 12, 1990 and shall be deemed a part thereof as if fully set forth therein. All capitalized terms used herein shall have the same meaning ascribed to such terms in the Venture Agreement except as otherwise defined herein.

          The allocations to the Capital Account of each Partner for Federal income tax purposes of Net Income, Gain from a Capital Transaction, Net Loss, Net Loss from a Capital Transaction and Depreciation or, where required, the allocation of items or elements of any of the foregoing, and the allocation of gross income, if required, shall be made in accordance with this Appendix. The Partners wish to have the allocations made in accordance with Article I of this Appendix but recognize that under certain circumstances such allocations may diverge from allocations that may be required to be made for tax purposes.
Article II of this Appendix sets forth certain targets which must be met by the Allocations in Article I. To the extent that there is divergence between the results of allocations under Article I and Article II, Article I is subject to
Article II. Article II prescribes the order in which the allocations in Article I are to be adjusted if such adjustments are required to bring the Article I allocations into conformity with the results mandated by Article II. Article III sets forth certain provisions required by the Regulations and both Article I and
Article II are subject to Article III.

I. ALLOCATIONS OF NET INCOME, NET LOSS, GAIN OR NET LOSS FROM A CAPITAL TRANSACTION AND DEPRECIATION

          1. NET INCOME: For each fiscal year of the Partnership with respect to which the operations of the Partnership have produced Net Income, 50% of such Net Income shall be allocated and credited to the Capital Accounts of the Class A Limited Partners and the KG General Partner in proportion to their respective Residual Partnership Interests and 50% of such Net Income shall be allocated and credited to the Capital Accounts of the WKA General Partner and the Class B Limited Partners in proportion to their respective Residual Partnership Interests (the foregoing allocation being referred to as the "50-50 ratio") provided that an amount of Net Income up to the amount of the Preferred Return for such fiscal year shall first be allocated and credited 70% to the Capital Accounts of the Class A Limited Partners and the KG General Partner in proportion to their Contribution Ratios and 30% to the Capital Account of the WKA General Partner and the Class B Limited Partners in proportion to their respective Contribution Ratios, and further provided that allocations in the 50-50 ratio shall only exceed the amount of Distributable Cash to be distributed in such ratio to the extent the Capital Account of each of the Partners after giving effect to distributions of such Net Income for the Fiscal Year in the 50-50 ratio would exceed its Unrecovered Capital plus such Partner's Deferred Preferred Return.

          2. NET LOSS: For each year of the Partnership with respect to which the operations of the Partnership have produced a Net Loss such Net Loss shall be allocated and charged to the Capital Accounts of the Partners in the following manner:

               FIRST: 50% to the KG General Partner and the Class A Limited Partners in proportion to their respective Residual Partnership Interests and 50% to the WKA General Partner and the Class B Limited Partners in proportion to their respective Residual

Partnership Interests to the extent of the respective allocations to them of the excess of (X) prior allocations of Net Income made in the 50-50 ratio plus current and prior allocations of Gain from a Capital Transaction made in the 50-50 ratio over the sum of (Y) distributions of Operating Cashflow and Extraordinary Cashflow made in the 50-50 ratio and prior allocations made in the 50-50 ratio of (i) Net Loss, (ii) Net Loss from a Capital Transaction, and (iii) Depreciation;

               SECOND: 70% to the KG General Partner and the Class A Limited Partners in proportion to their respective Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their respective Contribution Ratios until the Capital Account of any Partner has been reduced to zero;

               THIRD: to any Partner or Partners with a positive balance in its Capital Account until each Partner's Capital Account has been reduced to zero; and if more than one Partner has a Positive Capital Account as near as possible to the ratio set forth in paragraph SECOND, until no Partner has a Positive Capital Account.

               FOURTH: 100% to the KG General Partner and the Class A General Partners in the ratio of their respective Contribution Ratios up to the lesser of an additional $20 million or the Partner Nonrecourse Debt in respect of Deficiency Loans in accordance with and subject to the principles of Section 2 of Article III of this Appendix.

               FIFTH: to the General Partners in proportion to their Residual Partnership Interests.

          Notwithstanding  the  foregoing,   Nonrecourse   Deductions  shall  be
allocated 70% to the KG General Partner and the Class A Limited Partners in proportion to their respective

Contribution Ratios, and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their respective Contribution Ratios.

          3. GAIN FROM A CAPITAL TRANSACTION. Gain from a Capital Transaction realized by the Partnership after giving effect to Sections 3 and 4 of Article III of this Appendix shall be allocated as follows after giving effect for purposes of paragraph FOURTH of this Section to the distribution of the Preferred Return and the Deferred Preferred Return but otherwise prior to giving effect to any other distribution of Extraordinary Cash Flow in respect of such transaction:

               FIRST: up to the deficit balance in each Partner's Capital Account (i) in the ratio of 50% to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios and 50% to the WKA General Partner and the Class B Limited Partners in proportion to their Contribution Ratios or such other ratio as will cause the deficits in their Capital Accounts to be in the Prescribed Ratio and (ii) thereafter in the ratio of 70% to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partner in proportion to their Contribution Ratios until the Partners' Capital Accounts shall no longer be negative;

               SECOND: to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios to the extent their Capital Accounts are less than the amounts distributable to them under paragraphs A and B of Section 8.02 of the Venture Agreement in respect of such transaction;

               THIRD: to the WKA General Partner and the Class B Limited Partners in proportion to their Contribution Ratios to the extent their Capital Accounts are less than the amounts distributable to them under paragraphs C and D of Section 8.02 of the Venture Agreement in respect of such transaction;

               FOURTH: to either the KG General Partner and the Class A Limited Partners on the one hand, or the WKA General Partner and the Class B Limited Partners, on the other, the amount or amounts if any necessary to cause the Capital Account of such Partners to be in the same ratio to their Unrecovered
Capital as the ratio of the other Partners' Capital Accounts is to their Unrecovered Capital; and thereafter 70% to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their Contribution Ratios until each Partner's Capital Account is equal to its Unrecovered Capital;

               FIFTH: to the Partners in accordance with their respective Residual Partnership Interests.

          4. NET LOSS  FROM A  CAPITAL  TRANSACTION.  Net  Loss  from a  Capital
Transaction shall be charged to the Capital Accounts of the Partners and allocated as follows:

               FIRST: 50% to the KG General Partners and the Class A Limited Partners in proportion to their Residual Partnership Interests and 50% to the WKA General Partners and the Class B Limited Partners in proportion to their Residual Partnership Interests to the extent in the case of each Partner of the excess of (X) current and prior allocations of Net Income plus prior allocations of Gain from a Capital Transaction made in the 50-50 ratio over the sum of (Y) distributions made in the 50-50 ratio, current and prior allocations of Net Loss made in the 50-50 ratio, prior allocations of Net Loss from a Capital Transaction made in the 50-50 ratio and prior allocations of Depreciation made in the 50-50 ratio.

               SECOND: 70% to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their Contribution Ratios until the Capital Account of any Partner shall be reduced to zero;

               THIRD: to any Partner or Partners with a positive balance in its Capital Account until each Partner's Capital account has been reduced to zero and if more than one Partner has a Positive Capital Account in proportion to their respective Contribution Ratios or as near as possible to such ratios until no Partner has a Positive Capital Account; and

               FOURTH: to the General Partners in proportion to their Residual Partnership Interests, subject to Section 2 of Article III of this Appendix.

          5. ALLOCATION OF DEPRECIATION.

               (A) For each fiscal year of the Partnership there shall be charged to the Capital Account of each Partner, and allocated to each Partner for income tax purposes, an amount of the Depreciation as follows:

               FIRST: 50% to the KG General Partner and the Class A Limited Partners in proportion to their Residual Partnership Interests and 50% to the WKA General Partner and the Class B Limited Partners in proportion to their Residual Partnership Interests to the extent of the excess in the case of each Partner of (X) current and prior allocations of Net Income and Gain from a Capital Transaction made in the 50-50 ratio over the sum of (Y) distributions of Operating Cashflow and Extraordinary Cashflow made in the 50-50 ratio, current and prior allocations of Net Loss and Net Loss from a Capital Transaction made in the 50-50 ratio, and prior allocations under this paragraph FIRST;

               SECOND: depreciation shall be allocated to the Partners in the ratio of 70% to the KG General Partner and the Class A Limited Partners in proportion to their respective Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their respective Contribution Ratios until the Capital Account of any Partner shall be reduced to zero;

               THIRD: to any Partner or Partners with a positive balance in its Capital Account until each Partner's Capital Account has been reduced to zero and if more than one Partner has a Positive Capital Account in proportion to their Contribution Ratios or as near as possible to such ratios until no Partner has a Positive Capital Account; and

               FOURTH: subject to Section 2 of Article III of this Appendix, any remaining Depreciation shall be allocated 70% to the KG General Partner and the Class A Limited Partners in proportion to their Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their Contribution Ratios.

          Notwithstanding the foregoing paragraphs FIRST through FOURTH, Depreciation which is a Nonrecourse Deduction shall be allocated 70% to the KG General Partner and the Class A Limited Partners in proportion to their respective Contribution Ratios and 30% to the WKA General Partner and the Class B Limited Partners in proportion to their respective Contribution Ratios.

               (B) Recapture shall be allocated to the Partners as follows (i.e., the portion of the gain allocated to a Partner which constitutes Recapture shall be determined as follows): to the extent possible, there shall be allocated to each Partner that portion of such Recapture which is equal to the fraction, the numerator of which is the Depreciation deductions that generated such Recapture (or other items of deduction that generated such Recapture) allowable with respect to the Partnership property being sold theretofore allocated to such Partner (or a predecessor in interest to such Partner), and the denominator of which is the total Depreciation deductions that generated such Recapture (or other items of deduction that generated such
Recapture) allowable with respect to the Partnership property being sold theretofore allocated to all Partners provided, however, that under no circumstances shall there be allocated to any Partner Recapture in excess of the Gain from a Capital Transaction allocated to such Partner (and such excess shall be allocated instead to the other Partners).

II. ALLOCATIONS TO CONFORM TO TARGET CAPITAL ACCOUNTS.

          If the Capital Account of a Partner at the end of any fiscal year as determined by the application of Articles I and III differs from that Partner's Target Capital Account, the allocations provided for in Article I of this Appendix shall be modified so that each Partner's Capital Account shall equal its Target Capital Account. Modification pursuant to the preceding sentence shall be subject to the requirements that (i) the ceiling rule as set forth in Code Section 1.704-1(c)(2) as it may be applied by the Internal Revenue Service will not be violated and (ii) the provisions of Article III of this Appendix may not be violated. Subject to the foregoing, the modifications required hereunder shall be made by first reallocating Net Income or Net Loss, as the case may be, and then reallocating Gain or Net Loss from a Capital Transaction, as the case may be, and then by reallocating Depreciation.

III. EXCEPTIONS.

          Notwithstanding anything to the contrary contained in this Appendix, the following shall apply:

          1. GENERAL LIMITATION: No allocation shall be made to a Partner which would cause such Partner to have a deficit balance in its Adjusted Capital Account which exceeds the sum of such Partner's share of Partnership Minimum
Gain and such Partner's Share of Minimum Gain Attributable to Partner Nonrecourse Debt. If the limitation contained in the preceding sentence would apply to cause an item of Net Loss or deduction to be unavailable for allocation to all Partners then such item of Net Loss or deduction shall be allocated among the Partners in accordance with the WKA General Partner's best judgment as to the manner in which the loss or deduction will be borne.

          2. PARTNER NONRECOURSE DEDUCTIONS: Any and all items of Net Loss and deduction and any and all expenditures described in Section 705(a)(2)(B) of the Code (or treated as expenditures so described pursuant to Section 1.704-1(b)(2)(iv)(i) of the Regulations) (collectively, "Partner Nonrecourse Deductions") that are (in accordance with the principles set forth in Section 1.704-IT(b)(4)(iv)(h)(3) of the Regulations) attributable to Partner Nonrecourse Debt shall be allocated to the Partner that bears the Economic Risk of Loss for such Partner Nonrecourse Debt. If more than one Partner bears such Economic Risk of Loss, such Partner Nonrecourse Deductions shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

          3. PARTNERSHIP MINIMUM GAIN: If there is a net decrease in Partnership Minimum Gain for any fiscal year of the Partnership, there shall be allocated to each Partner for such fiscal year, before any other allocation is made of Partnership items under Article I or Article II of this Appendix, items of income and gain for such year (and, if necessary, for subsequent years) in proportion to, and to the extent of, an amount equal to the greater of: (1) the portion of such Partner's share of the net decrease in Partnership Minimum Gain during such fiscal year that is allocable (in  accordance  with the  principles set forth in
Section 1.704-IT(b)(4)(iv)(e)(2) of the Regulations) to the sale or other disposition of Partnership property subject to one or more Nonrecourse Liabilities of the Partnership; or (2) the deficit balance in such Partner's Adjusted Capital Account at the end of such fiscal year. The amount of such deficit balance which needs to be eliminated shall be reduced by the amount of such Partner's Share of Partnership Minimum Gain and such Partner's Share of Minimum Gain Attributable to Partner Nonrecourse Debt (computed, in each case, by reference to the amount of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt after taking into account any changes thereto during such fiscal year). Items of income and gain to be allocated pursuant to the foregoing provisions of this paragraph shall consist first of gains recognized from the disposition of items of Partnership property subject to one or more Nonrecourse Liabilities of the Partnership to the extent of the decrease in Partnership Minimum Gain attributable to the disposition of such items of Partnership property (or a proportionate share of each such gain if such gains exceed the amount of income and gain required to be allocated pursuant to the foregoing provisions of this paragraph for such fiscal year), and then of a pro rata portion of the other items of Partnership income and gain for that year.

          4. MINIMUM GAIN ATTRIBUTABLE TO PARTNER NONRECOURSE DEBT: If there is, for any fiscal year of the Partnership, a net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt, there shall be allocated to each Partner that has a share of Minimum Gain Attributable to Partner Nonrecourse Debt at the beginning of such fiscal year before any other allocation under
Section 704(b) of the Code is made pursuant to this Appendix (other than an allocation required pursuant to the provisions of Section 3 of this Article III of this Appendix) items of income and gain for such fiscal year (and, if necessary, for subsequent years) in proportion to, and to the extent of, an amount equal to the greater of: (1) the portion of such Partner's share of the net decrease in the Minimum Gain Attributable to Partner Nonrecourse Debt that is allocable (in accordance with the principles set forth in Section 1.704-1T(b)(4)(iv)(h)(4) of the Regulations) to the sale or other disposition of Partnership property subject to such Partner Nonrecourse Debt; or (2) the deficit balance in such Partner's Adjusted Capital Account at the end of such fiscal year. The amount of such deficit balance which needs to be eliminated shall be reduced by the amount of such Partner's Share of Partnership Minimum Gain and such Partner's Share of Minimum Gain Attributable to Partner Nonrecourse Debt (computed, in each case, by reference to the amount of Partnership Minimum Gain and Minimum Gain Attributable to Partner Nonrecourse Debt after taking into account any changes thereto during such fiscal year). The determination of which items of income and gain to be allocated pursuant to the foregoing provisions of this paragraph of this Section shall be made in a manner that is consistent with the principles contained in Section 1.704-IT(b)(4)(iv)(e)(2) of the Regulations.

          5. QUALIFIED INCOME OFFSET: In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5), or (6) of the Regulations (modified, as appropriate, by Sections 1.704-IT(b)(4)(iv)(e)(3) and (h)(4) of the Regulations), there shall be specially allocated to such Partner such items of Partnership income and gain, at such times and in such amounts as will eliminate as quickly as possible the deficit balance (if any) in its Capital Account (in excess of the sum of such Partner's share of Partnership Minimum Gain, such Partner's share of Minimum Gain Attributable to Partner

Nonrecourse Debt) created by such adjustments, allocations or distributions. To the extent permitted by the Code and the Regulations, any special allocations of items of income or gain pursuant to this paragraph 5 shall be taken into account in computing subsequent allocations of Net Income or Net Loss pursuant to this Appendix, so that the net amount of any items so allocated and the subsequent Net Income or Net Loss allocated to the Partners pursuant to Article I and
Article II of this Appendix shall, to the extent possible, be equal to the net amounts that would have been allocated to each such Partner pursuant to the provisions of Article I and Article II of this Appendix if such unexpected
adjustments,   allocations  or  distributions  had  not  occurred.

IV. SPECIAL ALLOCATION RULES AND PARTNERSHIP ELECTIONS:

          1. Income, gain, loss and deduction with respect to property contributed to the Partnership by a Partner (and with respect to other circumstances for which Treas. Reg. 'SS'1.704-1(b) requires Code Section 704(c) principles to be applied) shall be allocated among the Partners for tax purposes so as to take account of the variation between the basis (within the meaning of Section 704(c) of the Code) of the property to the Partnership and its fair market value at the time of contribution (or the variation between the basis and value or applicable Capital Account at the time the principles of Section 704(c) of the Code are to be applied.

          2. In the event a Partner transfers all or part of its interest in the Partnership, or in the event an interest in the Partnership, or in the event an interest in a Partner that itself is a partnership is transferred, the Partnership shall, upon request of the transferee, elect, pursuant to Section 754 of the Code, to adjust the basis of the property owned by the Partnership in accordance with Section 743 of the Code.

          3.  The   Partnership   shall  elect  the  straight   line  method  of
depreciation and the shortest permissible recovery periods (within the meaning of Section 168 of the Code) with respect to the Resort.

          4. Except as otherwise provided in this Partnership Agreement, all other elections required or permitted to be made by the Partnership under the Code shall be made by mutual agreement of all the General Partners.

                            FIRST AMENDMENT AGREEMENT

          This Amendment Agreement (the "Amendment Agreement") is made the 4th day of May, 1992, between KUMAGAI CARIBBEAN, INC., a Texas corporation, having an office at Suite 300, Parkside Building, Metro Office Park, San Juan, Puerto Rico 00920-1706 and WKA EL CON ASSOCIATES, a New York General Partnership, having an office c/o WMS Industries Inc., 405 Lexington Avenue, New York, New York 10174.

                              W I T N E S S E T H :

          WHEREAS, the parties executed on January 12, 1990, a Venture Agreement (the "Venture Agreement") for the purpose of acquiring certain real property and improvements thereon located in Fajardo, Puerto Rico, formerly known as "El Conquistador Hotel", and to undertake the renovation, improvement, construction and development thereof and to operate the same as a first-class, luxury destination mega-resort; and

          WHEREAS, the parties desire to amend the Venture Agreement.

          NOW, THEREFORE, in consideration of the premises and other respective representations, warranties, covenants and conditions contained herein, the parties hereto agree as follows:

          1. The Preamble is made to form part hereof.

          2. The capitalized terms used herein shall have the same meaning used in the Venture agreement and the Appendix thereto, unless the context requires otherwise.

          3. It is the intent of the parties that the terms of this First Amendment

Agreement (the "Amendment Agreement") shall supersede and override any conflicting provision in the Venture Agreement or other document executed by the parties hereto and any conflict or ambiguity between this Amendment Agreement and any other Agreement shall be resolved in favor of this Amendment Agreement.

          4. The revised Development Budget for the Project is hereby approved as delivered by the parties hereto.

          5. The Venture Agreement is hereby amended by deleting Sections 1.212 and 1.28 in their entireties and substituting in their places the following:

               "Section 1.12 "Capital Contribution" means the amount to be contributed to the Partnership by any Partner, other than Supplemental Contributions, pursuant to Article Three hereof."

               "Section 1.28 "Distributable Cash" means Operating Cashflow plus an amount equal to mandatory prepayments under the Special Loans less all payments made in respect of Deficiency Loans and Additional Loans."

          6. The Venture Agreement is hereby amended by adding new Sections 1.88 through 1.95 to read as follows:

               "Section 1.88 "Supplemental Contribution" means the amounts contributed to the Partnership by any Partner designated as a "Supplemental Contribution" in Article Three.

               Section 1.89 "Unrecovered Supplemental Contribution" means with respect to each Partner the amount at any time of such Partner's Supplemental Contribution actually made to the Partnership, reduced by distributions made to such Partner pursuant to Paragraph J of Section 8.02 hereof.

               Section 1.90 "Supplemental Preferred Return" means for any Fiscal Year or part thereof an 8.5% annual rate of return on the amount of each Partner's Unrecovered Supplemental Contribution calculated based upon the amount of each Partner's Unrecovered Supplemental Contribution from day to day.

               Section 1.91 "Supplemental Deferred Preferred Return" means the amount of any Supplemental Preferred Return unpaid from all prior fiscal year(s) of the Partnership, together with interest thereon at the rate of 10% per annum from the end of the Fiscal Year to which such Supplemental Preferred Return relates to the date of payment.

               Section 1.92 "GDB" means the Government Development Bank For Puerto Rico.

               Section 1.92 "GDB Loans" shall have the meaning set forth in Section 6.06 hereof.

               Section 1.94 "GDB Loan Agreements" means the Loan Agreement dated February 7, 1991 between the GDB and the Partnership and the Credit Facility Agreement dated May 5, 1992 between the GDB, the KG General Partner and the WKA General Partner, as the same may be amended from time to time.

               Section 1.95 "Special Loans" shall have the meaning set forth in Section 6.06 hereof.

          7. The Venture Agreement is hereby amended by changing the addresses in the table in Section 3.01 to read as follows:

                   Kumagai Caribbean, Inc.
                   Suite 310, Parkside Bldg.
                   Metro Office Park
                   San Juan, Puerto Rico
                   00920-1706

                   WKA El Con Associates
                   c/o WMS Industries Inc.
                   3401 N. California Avenue
                   Chicago, Illinois 60618

          8. The Venture Agreement is hereby further amended by changing the addresses in the table in Section 3.02 to read as follows:

Class A Limited Partner
-----------------------
                                        3

                   Kumagai Caribbean, Inc.
                   Suite 310, Parkside Bldg.
                   Metro Office Park
                   San Juan, Puerto Rico
                   00920-1706

Class B Limited Partner
-----------------------

                   WKA El Con Associates
                   c/o WMS Industries Inc.
                   3401 N. California Avenue
                   Chicago, Illinois 60618

          9. Section 3.03 of the Venture Agreement is hereby amended by adding the following at the end thereof:

               "Additionally, the Partners may make Supplemental Contributions to the Partnership, such Supplemental Contributions to be made pursuant to the written consent of the Partners as they may agree upon from time to time."

          10. The parties hereby agree that a Call Notice for Deficiency Loans cannot be made to fund costs, fees or expenses attributable to Total Project Costs, it being the intention of the parties that the revised Development Budget not to be exceeded. The first sentence of Section 6.01 of the Venture Agreement is hereby amended to read as follows:

               "If at any time after the Commencement Date but prior to the expiration of five (5) years from the Commencement Date, the Partnership has insufficient funds available to pay any portion of operating costs or any other fees or expenses related to the operation of the Project or the Resort, the Partnership's business or the liquidation or winding up of the Partnership, including payment of liabilities or reserves for liabilities, the WKA General Partner shall notify (the "Call Notice") each of the General Partners in writing of the amount needed (the "Deficiency") to pay such costs, fees or expenses; no Call Notice should be made to cover any portion of any costs, fees or expenses attributable to Total Project Costs, including the renovation, improvement, construction or development of the Project or the Resort."

          11. Section 6.01 of the Venture Agreement is hereby further amended by deleting the last sentence thereof and substituting in its place the following:

               "Notwithstanding the foregoing, at no time shall either the KG General Partner or the WKA General Partner be required to make Deficiency Loans to the Partnership in excess of $7,000,000 in principal amount each outstanding at any time."

          12. Section 6.02 of the Venture Agreement is hereby amended by deleting the first sentence thereof and substituting in its place the following:

               "If at any time after all Capital Contributions have been made and either (i) there is outstanding Deficiency Loans in the aggregate principal amount of $14,000,000 or
          (ii) the obligation of the General Partners to make Deficiency Loans has terminated, the Partnership has insufficient funds to meet any of its obligations other than obligations to any of its Partners, then the General Partners shall have the right, but not the obligation, to fund such deficiencies by making additional loans ("Additional Loans") to the Partnership in the amounts necessary to meet such obligations but only if the reasonable needs of the Partnership's business so require."

          13. Contemporaneously herewith the Partners are entering into an agreement with The Mitsubishi Bank, Limited pursuant to which the Partners, severally and not jointly, have agreed with The Mitsubishi Bank, Limited to provide up to $3,000,000 each to the Partnership under certain circumstances to fund operating deficiencies. Such funds, if provided, will be deemed Additional Loans under Section 6.02 of the Venture Agreement. Any additional Loans made by the Partners voluntarily and not at the request of The Mitsubishi Bank, Limited will not be deemed to satisfy such Partner's obligations to The Mitsubishi Bank, Limited to make the Additional Loans to fund operating deficiencies as aforesaid.

          14. Section 7.02(A) of the Venture Agreement is hereby amended by adding the following after the words "Capital Contribution":

              "and Supplemental Capital Contribution".

          15. There is hereby added a new Section 6.06 to the Venture Agreement entitled "Special Loans", which reads as follows:

               "6.06 Special Loans. The General Partners each expect to borrow $4,000,000.00 from the GDB (the "GDB Loans") for a total of $8,000,000.00 The General Partners agree to utilize the proceeds from the GDB Loans to make a loan to the Partnership of $4,000,000.00 each (the "Special Loans"). The terms and conditions of the Special Loans shall be the same as the terms and conditions of the GDB Loans in all material respects and shall be in accordance with the form of Partnership loan agreement annexed hereto as Exhibit A. Special Loans shall not be deemed to be Deficiency Loans or Additional Loans for purposes of this Agreement, including
          Section 6.04 hereof."

          16. Section 6.04 of the Venture Agreement dealing with repayment of loans is hereby amended by the addition at the end of the section of a new paragraph which reads as follows:

               "The payment of interest and principal on the Special Loans shall not be subject to the limitations provided above and the Partnership shall make payments of interest and principal on the Special Loans in accordance with the terms and conditions thereof (which reflect the terms and conditions of the GDB Loans)."

          17. The Venture Agreement is hereby amended by deleting ARTICLE EIGHT in its entirety and substituting in its place the following:

                                 "ARTICLE EIGHT

                            PARTNERSHIP DISTRIBUTIONS

               "Section  8.01   Distributable  Cash  from  Operations.
          Distributable cash shall be distributed at least once per year on or before the 120th day following the end of the Resort's fiscal year and shall be distributed and applied in the following order of priority:

               (A) Special Loan prepayments required to be deposited in escrow in respect of such fiscal year for the benefit of the GDB pursuant to the GDB Loans.

               (B) Payment of the Preferred Return to the KG General Partner and the Class A Limited Partners for such fiscal year to the extent not previously paid from Distributable Cash from a Capital Transaction. If the Distributable Cash is insufficient to pay such Preferred Return in full, then the Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners and the amount of any Preferred Return unpaid shall become Deferred Preferred Return.

               (C) Payment of any Deferred Preferred Return to the KG General Partner and the Class A Limited Partners. If such Distributable Cash is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return portions.

               (D) Payment of the Preferred Return to the WKA General Partner and Class B Limited Partners for such fiscal year to the extent not previously paid from Distributable Cash from a Capital Transaction. If such Distributable Cash is insufficient to pay such Preferred Return in full, then such Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and Class B Limited Partners and the amount of any Preferred Return unpaid shall become Deferred Preferred Return.

               (E) Payment of any Deferred Preferred Return to the WKA General Partner and Class B Limited Partners. If such Distributable Cash is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and the Class B Limited Partners and shall be applied first to the interest portion of such Deferred Preferred

          Return and then to the oldest Preferred Return portions.

               (F) Payments of Supplemental Preferred Returns to the Partners in accordance with their Unrecovered Supplemental Contributions. If the Distributable Cash is insufficient to pay such Supplemental Preferred Returns in full, then the Distributable Cash shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Supplemental Contribution bear to the aggregate Unrecovered Supplemental Contributions of all Partners.

               (G) Payment of the Supplemental Deferred Preferred Return to all Partners. If such Distributable Cash is insufficient to pay such Supplemental Deferred Preferred Return in full, then such Distributable Cash shall be paid to each Partner in the same ratio as such Partner's Unrecovered Supplemental Contributions bear to the aggregate Unrecovered Supplemental Contributions of all Partners and shall be applied first to the interest portion of such Supplemental Deferred Preferred Return and then to the oldest Supplemental Preferred Return portions.

               (H) Payment of the Incentive Management Fee.

               (I) Any balance remaining shall be paid to the Partners in accordance with their Residual Partnership Interests.

               Section 8.02 Distributable Cash from a Capital Transaction. As soon as practical after the receipt of the proceeds from a Capital Transaction, the Partnership shall distribute and apply the Distributable Cash from a Capital Transaction in the following order of priority:

               (A) Special Loan prepayments required to be deposited in escrow in respect of such fiscal year for the benefit of the GDB pursuant to the GDB Loans.

               (B) Payment of the Preferred Return to the KG General Partner and the Class A Limited Partners for the current
          Fiscal Year. If the Distributable Cash from a Capital Transaction is insufficient to pay such Preferred Return in full, then the Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners.

               (C) Payment of any Deferred Preferred Return to the KG General Partner and the Class A Limited Partners. If such Distributable Cash from a Capital Transaction is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the KG General Partner and Class A Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return portions.

               (D) Payment of the Preferred Return to the WKA General Partner and Class B Limited Partners for the current Fiscal Year. If such Distributable Cash from a Capital Transaction is insufficient to pay such Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and Class B Limited Partners.

               (E) Payment of any Deferred Preferred Return to the WKA General Partner and Class B Limited Partners. If such
          Distributable Cash from a Capital Transaction is insufficient to pay such Deferred Preferred Return in full, then such Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of the WKA General Partner and the Class B Limited Partners and shall be applied first to the interest portion of such Deferred Preferred Return and then to the oldest Preferred Return portions.

               (F) Payments of Supplemental Preferred Returns to the Partners for the current fiscal year in accordance with their Unrecovered Supplemental Contributions. If the Distributable Cash form a Capital Transaction is insufficient to pay such Supplemental Preferred Returns in full then the Distributable Cash from a Capital Transaction shall be paid to each such Partner in the same ratio as such Partner's Unrecovered Supplemental Contributions bear to the aggregate Unrecovered Supplemental Contributions of all Partners.

               (G) Payment of the Supplemental Deferred Preferred Return to all Partners. If such Distributable Cash from a Capital Transaction is insufficient to pay such Supplemental Deferred

          Preferred Return in full, then such Distributable Cash from Capital Transaction shall be paid to each Partner in the same ratio as such Partners Unrecovered Supplemental Contributions bear to the aggregate Unrecovered Supplemental contributions of all Partners and shall be applied first to the interest portion of such Supplemental Deferred Preferred Return and then to the oldest Supplemental Preferred Return portions.

               (H) Payment of any Incentive Management Fee in respect of the fiscal year in which the funds constituting Distributable Cash from a Capital Transaction were received by the Partnership.

               (I) Payment of any Incentive Management Fee in respect of any preceding fiscal year of the Resort which was earned and not previously paid.

               (J) To the Partners as return of their respective Supplemental Contributions in an amount equal to their respective Unrecovered Supplemental Contributions. If the remaining Distributable Cash from a Capital Transaction is less than the Partners' Unrecovered Supplemental Contributions, then the remaining Distributable Cash from a Capital Transaction shall be paid to each Partner in the same proportion as each Partner's Unrecovered Supplemental Contribution bears to the aggregate Unrecovered Supplemental Contributions of all Partners.

               (K) To the Partners as return of their respective Capital Contributions in an amount equal to their respective Unrecovered Capital. If the remaining Distributable Cash from a Capital Transaction is less than the Partners' Unrecovered Capital, then the remaining Distributable Cash from a Capital Transaction shall be paid to each Partner in the same proportion as each Partner's Unrecovered Capital bears to the aggregate Unrecovered Capital of all Partners.

               (L) Any balance remaining shall be paid to the Partners in accordance with their respective Residual Partnership Interests."

          18. All Partners agree that they will request no further design changes to the Project and will exercise their best efforts not to incur in any cost overruns and to keep Total Project Costs within the revised Development Budget.

          19. The WKA General Partner acknowledges for itself and for the Partnership that the Guaranty executed on the 12th day of January, 1990 by Kumagai Properties, Inc. which formed Exhibit I to the Venture Agreement, is hereby modified so that the reference to the KG Partner being required to loan to the Partnership up to $10,000,000.00 as Deficiency Loans and for the KG Partner to loan to the WKA General Partner up to $10,000,000.00 as the KG Loan Obligation is hereby amended so that the Guaranty properly refers to the Deficiency Loan Obligation as $7,000,000.00 and to the KG Loan Obligation as $7,000,000.

          20. The parties hereto acknowledge that certain assets of the Partnership and the Partners (but excluding the Partners' ownership Interests in the Partnership) may be encumbered by the GDB Loan Agreements, and each party agrees to subordinate, assign and pledge its rights and interests under the Venture Agreement to the extent necessary to comply with the GDB Loan Agreements, and no such subordination, assignment or pledge shall be deemed a breach of the Venture Agreement.

          21. The parties hereto acknowledge that appropriate technical changes must be made in the provisions of the appendix to the Venture Agreement relating to tax matters to reflect the partners' understandings set forth above. The parties agree to negotiate such changes in good faith and to use their best efforts to have such changes in effect by May 31, 1992.

                                      WKA EL CON ASSOCIATES
                                      BY:  WMS EL CON CORP., PARTNER

                                           By:
                                               .................................
                                               Louis J. Nicastro
                                                 Chairman


                                      BY:  AMK CONQUISTADOR, S.E, PARTNER

                                           By:
                                               .................................
                                               Ruthanne Koffman


                                           By:
                                               .................................
                                               Sara Koffman


                                      BY:  HOSPITALITY INVESTMENT GROUP,
                                           S.E., PARTNER

                                           By:  HASN, INC., GENERAL PARTNER

                                                By:
                                                   .............................
                                                   Hugh A. Andrews,
                                                     President


                                      KUMAGAI CARIBBEAN, INC.

                                      By:
                                         .......................................
                                         Shunsuke Nakane,
                                         President